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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-5032

BARON INVESTMENT FUNDS TRUST f/k/a
BARON ASSET FUND

(Exact Name of Registrant as Specified in Charter)

767 Fifth Avenue, 49th Floor
New York, NY 10153
(Address of Principal Executive Offices) (Zip Code)

Patrick M. Patalino, General Counsel
c/o Baron Investment Funds Trust
767 Fifth Avenue, 49th Floor
New York, NY 10153
(Name and Address of Agent for Service)

(Registrant’s Telephone Number, including Area Code): 212-583-2000

Date of fiscal year end: September 30

Date of reporting period: March 31, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17CRF 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 5th Street, NW, Washington, D.C. 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

SEC 2569 (5-07)

Item 1. Reports to Stockholders.

Baron Asset Fund	Baron Funds®
Baron Growth Fund
Baron Small Cap Fund
Baron Opportunity Fund
Baron Fifth Avenue Growth Fund
Baron Discovery Fund

March 31, 2016	Semi-Annual Financial Report

Baron Asset Fund
Ticker Symbols:
Retail Shares: BARAX
Institutional Shares: BARIX R6 Shares: BARUX
Performance	2
Top Ten Holdings	3
Sector Breakdown	3
Management’s Discussion of Fund Performance	3

Baron Growth Fund
Ticker Symbols:
Retail Shares: BGRFX
Institutional Shares: BGRIX R6 Shares: BGRUX
Performance	4
Top Ten Holdings	5
Sector Breakdown	5
Management’s Discussion of Fund Performance	5

Baron Small Cap Fund
Ticker Symbols:
Retail Shares: BSCFX
Institutional Shares: BSFIX R6 Shares: BSCUX
Performance	6
Top Ten Holdings	7
Sector Breakdown	7
Management’s Discussion of Fund Performance	7

Baron Opportunity Fund
Ticker Symbols:
Retail Shares: BIOPX
Institutional Shares: BIOIX
Performance	8
Top Ten Holdings	9
Sector Breakdown	9
Management’s Discussion of Fund Performance	9

Baron Fifth Avenue Growth Fund
Ticker Symbols:
Retail Shares: BFTHX
Institutional Shares: BFTIX R6 Shares: BFTUX
Performance	10
Top Ten Holdings	11
Sector Breakdown	11
Management’s Discussion of Fund Performance	11

Baron Discovery Fund
Ticker Symbols:
Retail Shares: BDFFX
Institutional Shares: BDFIX
Performance	12
Top Ten Holdings	13
Sector Breakdown	13
Management’s Discussion of Fund Performance	13

Financial Statements

Statements of Net Assets	14
Statements of Assets and Liabilities	25
Statements of Operations	26
Statements of Changes in Net Assets	27
Notes to Financial Statements	29

Financial Highlights	37

Fund Expenses	43

DEAR BARON FUNDS SHAREHOLDER:
In this report, you will find unaudited financial statements for Baron Asset Fund, Baron Growth Fund, Baron Small Cap Fund, Baron Opportunity Fund, Baron Fifth Avenue Growth Fund and Baron Discovery Fund (the “Funds”) for the six months ended March 31, 2016. The U.S. Securities and Exchange Commission (the “SEC”) requires mutual funds to furnish these statements semi-annually to their shareholders. We hope you find these statements informative and useful.
We thank you for choosing to join us as fellow shareholders in Baron Funds. We will continue to work hard to justify your confidence.
Sincerely,

Ronald Baron	Linda S. Martinson	Peggy Wong
Chief Executive Officer and	Chairman, President and	Treasurer and
Chief Investment Officer	Chief Operating Officer	Chief Financial Officer
May 26, 2016	May 26, 2016	May 26, 2016

This Semi-Annual Financial Report is for the Baron Investment Funds Trust, which currently has six series: Baron Asset Fund, Baron Growth Fund, Baron Small Cap Fund, Baron Opportunity Fund, Baron Fifth Avenue Growth Fund and Baron Discovery Fund. If you are interested in the Baron Select Funds, which contains the Baron Partners Fund, Baron Focused Growth Fund, Baron International Growth Fund, Baron Real Estate Fund, Baron Emerging Markets Fund, Baron Energy and Resources Fund and Baron Global Advantage Fund series, please visit the Funds’ website at www.BaronFunds.com or contact us at 1-800-99BARON.
The Funds’ Proxy Voting Policy is available without charge and can be found on the Funds’ website at www.BaronFunds.com, by clicking on the “Legal Notices” link at the bottom left corner of the homepage or by calling 1-800-99BARON and on the SEC’s website at www.sec.gov. The Funds’ most current proxy voting record, Form N-PX, is also available on the Funds’ website and on the SEC’s website.
The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Funds’ Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-202-551-8090. A copy of the Funds’ Forms N-Q may also be obtained upon request by calling 1-800-99BARON. Schedules of portfolio holdings current to the most recent quarter are also available on the Funds’ website.
Some of the comments are based on current management expectations and are considered “forward-looking statements.” Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as “estimate,” “may,” “expect,” “should,” “could,” “believe,” “plan” and other similar terms. We cannot promise future returns and our opinions are a reflection of our best judgment at the time this report is compiled.
The views expressed in this report reflect those of BAMCO, Inc. (“BAMCO” or the “Adviser”) only through the end of the period stated in this report. The views are not intended as recommendations or investment advice to any person reading this report and are subject to change at any time without notice based on market and other conditions.

Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate; an investor’s shares, when redeemed, may be worth more or less than their original cost. For more complete information about Baron Funds, including charges and expenses, call, write or go to www.BaronFunds.com for a prospectus or summary prospectus. Read them carefully before you invest or send money. This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds, unless accompanied or preceded by the Funds’ current prospectus or summary prospectus.

Baron Asset Fund (Unaudited)	March 31, 2016

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON ASSET FUND (RETAIL SHARES) IN RELATION TO THE RUSSELL MIDCAP GROWTH INDEX AND THE S&P 500 INDEX

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED MARCH 31, 2016
	Six Months*	One Year	Three Years	Five Years	Ten Years	Since Inception (June 12, 1987)

Baron Asset Fund — Retail Shares[1,2]	2.97%	(4.95)%	9.40%	9.37%	6.22%	10.98%
Baron Asset Fund — Institutional Shares[1,2,4]	3.11%	(4.68)%	9.69%	9.67%	6.42%	11.05%
Baron Asset Fund — R6 Shares[1,2,5]	3.11%	(4.68)%	9.69%	9.67%	6.42%	11.05%
Russell Midcap Growth Index[1]	4.72%	(4.75)%	10.99%	9.99%	7.43%	9.68%[3]
S&P 500 Index[1]	8.49%	1.78%	11.82%	11.58%	7.01%	9.33%

*	Not Annualized.

[1]
The indexes are unmanaged. The Russell MidcapTM Growth Index measures the performance of medium-sized U.S. companies that are classified as growth and the S&P 500 Index of 500 widely held large cap U.S. companies. The indexes and the Fund are with dividends, which positively impact the performance results.

[2]
Past performance is not predictive of future performance. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Fund’s transfer agency expenses may be reduced by expense offsets from an unaffiliated transfer agent, without which performance would have been lower.

[3]	For the period June 30, 1987 to March 31, 2016.

[4]
Performance for the Institutional Shares prior to May 29, 2009 is based on the performance of the Retail Shares, which have a distribution fee. The Institutional Shares do not have a distribution fee. If the annual returns for the Institutional Shares prior to May 29, 2009 did not reflect this fee, the returns would be higher.

[5]
Performance for the R6 Shares prior to January 29, 2016 is based on the performance of the Institutional Shares, and prior to May 29, 2009 is based on the Retail Shares, which have a distribution fee. The Institutional and R6 Shares do not have a distribution fee. If the annual returns for the R6 Shares prior to May 29, 2009 did not reflect this fee, the returns would be higher.

March 31, 2016 (Unaudited)	Baron Asset Fund

TOP TEN HOLDINGS AS OF MARCH 31, 2016
Percent of Net Assets

Gartner, Inc.	5.6%

IDEXX Laboratories, Inc.	5.2%

Vail Resorts, Inc.	4.2%

Verisk Analytics, Inc.	4.2%

Arch Capital Group Ltd.	3.6%

Mettler-Toledo International, Inc.	3.5%

Illumina, Inc.	3.3%

FactSet Research Systems, Inc.	3.0%

FleetCor Technologies, Inc.	3.0%

The Charles Schwab Corp.	2.9%

38.5%

SECTOR BREAKDOWN AS OF MARCH 31, 2016† (as a percentage of net assets)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

For the six-month period ended March 31, 2016, Baron Asset Fund[1] increased 2.97%, while the Russell Midcap Growth Index gained 4.72% and the S&P 500 Index gained 8.49%.

Baron Asset Fund invests primarily in medium-sized growth companies for the long term, using a value-oriented purchase discipline. The Fund purchases companies that we believe have sustainable competitive advantages, strong financial characteristics, and exceptional management; and operate in industries with favorable growth characteristics.

The six-month period started off with a strong rally that ended abruptly in late December 2015. Concerns around the implications of a tightening credit market in the face of a possible U.S. recession, signs of slowing global growth, China and the RMB, and continued low oil prices drove the U.S. equity markets into correction territory by early February 2016. As global concerns subsided, oil prices ticked up, and domestic job numbers improved, the markets again reversed course. In March, the U.S. Federal Reserve boosted equity markets even further with its suggestion that it would defer interest rate hikes it earlier had been contemplating for 2016. Most equity markets ended the period flat to moderately higher, with larger cap stocks outperforming their smaller cap counterparts.

The Fund’s investments in Industrials, Health Care, and Consumer Discretionary contributed the most to performance. Financials, Consumer Staples, and Telecommunication Services were the top detracting sectors in the period.

Vail Resorts, Inc. was the top contributor in the period. Shares of this operator of ski resorts in the U.S. and Australia increased on strong earnings growth. Good ski conditions drove visitation to, and increased spend at, its resorts. This led to improved cash flow, which the company used to improve its industry-leading balance sheet and increase its dividend by 30%. This robust growth led to an increase in season pass sales pricing for next ski season as pricing improved mid-single digits over the prior year.

The top detractor in the period was LinkedIn Corp. The company is the world’s largest online professional network, with three business segments: Hiring Solutions, Marketing Solutions, and Premium Subscriptions, each serving different customers. Despite strong fourth quarter results, shares fell sharply in early February after the company released a weak 2016 outlook. After several quarters of inconsistent results, we believe management is finding it increasingly difficult to manage the complexity of three businesses. We exited our position.

We continue to believe that mid-sized growth stocks represent an attractive investment opportunity. The U.S. economy remains among the world’s healthiest, its equity market multiples remain within the range of their long-term historic averages, and interest rates continue to be quite low by historic standards. The lower energy prices should generate ongoing corollary benefits for many domestic companies. We believe our diversified portfolio of fast growing, well managed, competitively advantaged businesses will continue to perform well in this environment. There is, of course, no guarantee that this will be the case.

†
Industry sector group levels are provided by the Global Industry Classification Standard (“GICS”), developed and exclusively owned by MSCI, Inc. and Standard & Poor’s Financial Services LLC, unless otherwise stated that they have been classified by the Adviser. All GICS data is provided “as is” with no warranties.

[1]	Performance information reflects results of the Retail Shares.

Baron Growth Fund (Unaudited)	March 31, 2016

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON GROWTH FUND (RETAIL SHARES) IN RELATION TO THE RUSSELL 2000 GROWTH INDEX AND THE S&P 500 INDEX

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED MARCH 31, 2016
	Six Months*	One Year	Three Years	Five Years	Ten Years	Since Inception (December 31, 1994)

Baron Growth Fund — Retail Shares[1,2]	1.59%	(8.35)%	6.91%	8.35%	6.23%	12.63%
Baron Growth Fund — Institutional Shares[1,2,3]	1.71%	(8.13)%	7.18%	8.63%	6.42%	12.72%
Baron Growth Fund — R6 Shares[1,2,4]	1.73%	(8.11)%	7.19%	8.63%	6.42%	12.72%
Russell 2000 Growth Index[1]	(0.57)%	(11.84)%	7.91%	7.70%	6.00%	7.04%
S&P 500 Index[1]	8.49%	1.78%	11.82%	11.58%	7.01%	9.39%

*	Not Annualized.

[1]
The indexes are unmanaged. The Russell 2000® Growth Index measures the performance of small-sized U.S. companies that are classified as growth and the S&P 500 Index of 500 widely held large cap U.S. companies. The indexes and the Fund are with dividends, which positively impact the performance results.

[2]
Past performance is not predictive of future performance. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Fund’s transfer agency expenses may be reduced by expense offsets from an unaffiliated transfer agent, without which performance would have been lower.

[3]
Performance for the Institutional Shares prior to May 29, 2009 is based on the performance of the Retail Shares, which have a distribution fee. The Institutional Shares do not have a distribution fee. If the annual returns for the Institutional Shares prior to May 29, 2009 did not reflect this fee, the returns would be higher.

[4]
Performance for the R6 Shares prior to January 29, 2016 is based on the performance of the Institutional Shares, and prior to May 29, 2009 is based on the Retail Shares, which have a distribution fee. The Institutional and R6 Shares do not have a distribution fee. If the annual returns for the R6 Shares prior to May 29, 2009 did not reflect this fee, the returns would be higher.

March 31, 2016 (Unaudited)	Baron Growth Fund

TOP TEN HOLDINGS AS OF MARCH 31, 2016
Percent of Net Assets

Under Armour, Inc.	4.9%

Arch Capital Group Ltd.	4.6%

Vail Resorts, Inc.	4.5%

Gartner, Inc.	4.2%

FactSet Research Systems, Inc.	4.0%

The Middleby Corp.	3.9%

SS&C Technologies Holdings, Inc.	3.2%

CoStar Group, Inc.	3.1%

ANSYS, Inc.	2.7%
Choice Hotels International, Inc.	2.7%

37.8%

SECTOR BREAKDOWN AS OF MARCH 31, 2016† (as a percentage of net assets)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

For the six-month period ended March 31, 2016, Baron Growth Fund[1] gained 1.59%, while the Russell 2000 Growth Index declined 0.57% and the S&P 500 Index gained 8.49%.

Baron Growth Fund invests primarily in small-sized U.S. growth companies for the long term. Through independent research, we utilize an investment approach that we believe allows us to look at a business’s fundamental characteristics and beyond the current market environment. We invest based on the potential profitability of a business at what we believe are attractive valuations.

The six-month period started off with a strong rally that ended abruptly in late December 2015. Concerns around the implications of a tightening credit market in the face of a possible U.S. recession, signs of slowing global growth, China and the RMB, and continued low oil prices drove the U.S. equity markets into correction territory by early February 2016. As global concerns subsided, oil prices ticked up, and domestic job numbers improved, the markets again reversed course. In March, the U.S. Federal Reserve boosted equity markets even further with its suggestion that it would defer interest rate hikes it earlier had been contemplating for 2016. Most equity markets ended the period flat to moderately higher, with larger cap stocks outperforming their smaller cap counterparts.

Financials, Consumer Discretionary, and Utilities were the top contributing sectors in the period. Holdings in the Health Care and Consumer Staples sectors detracted.

Vail Resorts, Inc. was the top contributor in the period. Shares of this operator of ski resorts in the U.S. and Australia increased on strong earnings growth. Good ski conditions drove visitation to, and increased spend at, its resorts. This led to improved cash flow, which the company used to improve its industry-leading balance sheet and increase its dividend by 30%. This robust growth led to an increase in season pass sales pricing for next ski season as pricing improved mid-single digits over the prior year.

Shares of hospital operator Community Health Systems, Inc. fell after the company’s reported earnings missed Street expectations, driven by lower volumes and deteriorating payor mix. Concerns that the Affordable Care Act tailwind is largely over and leveraged companies will be hurt by rising interest rates also brought out sellers. We exited our position.

The Fund continues to invest in a portfolio of businesses that have better financial characteristics than the benchmark index against which it is compared. These businesses have higher operating profit margins, net margins, EBITDA margins, return on invested capital, return on equity, return on assets, and lower standard deviations of earnings growth. While we do not try to predict short-term macro developments or current events, we believe conditions remain favorable for the U.S. economy and equity markets.

†
Industry sector group levels are provided by the Global Industry Classification Standard (“GICS”), developed and exclusively owned by MSCI, Inc. and Standard & Poor’s Financial Services LLC, unless otherwise stated that they have been classified by the Adviser. All GICS data is provided “as is” with no warranties.

[1]	Performance information reflects results of the Retail Shares.

Baron Small Cap Fund (Unaudited)	March 31, 2016

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON SMALL CAP FUND (RETAIL SHARES) IN RELATION TO THE RUSSELL 2000 GROWTH INDEX AND THE S&P 500 INDEX

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED MARCH 31, 2016
	Six Months*	One Year	Three Years	Five Years	Ten Years	Since Inception (September 30, 1997)

Baron Small Cap Fund — Retail Shares[1,2]	1.08%	(12.85)%	4.64%	6.36%	5.31%	8.90%
Baron Small Cap Fund — Institutional Shares[1,2,3]	1.23%	(12.61)%	4.91%	6.63%	5.49%	9.00%
Baron Small Cap Fund — R6 Shares[1,2,4]	1.23%	(12.61)%	4.91%	6.63%	5.49%	9.00%
Russell 2000 Growth Index[1]	(0.57)%	(11.84)%	7.91%	7.70%	6.00%	4.76%
S&P 500 Index[1]	8.49%	1.78%	11.82%	11.58%	7.01%	6.25%

*	Not Annualized.

[1]
The indexes are unmanaged. The Russell 2000® Growth Index measures the performance of small-sized U.S. companies that are classified as growth and the S&P 500 Index of 500 widely held large cap U.S. companies. The indexes and the Fund are with dividends, which positively impact the performance results.

[2]
Past performance is not predictive of future performance. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Fund’s transfer agency expenses may be reduced by expense offsets from an unaffiliated transfer agent, without which performance would have been lower.

[3]
Performance for the Institutional Shares prior to May 29, 2009 is based on the performance of the Retail Shares, which have a distribution fee. The Institutional Shares do not have a distribution fee. If the annual returns for the Institutional Shares prior to May 29, 2009 did not reflect this fee, the returns would be higher.

[4]
Performance for the R6 Shares prior to January 29, 2016 is based on the performance of the Institutional Shares, and prior to May 29, 2009 is based on the Retail Shares, which have a distribution fee. The Institutional and R6 Shares do not have a distribution fee. If the annual returns for the R6 Shares prior to May 29, 2009 did not reflect this fee, the returns would be higher.

March 31, 2016 (Unaudited)	Baron Small Cap Fund

TOP TEN HOLDINGS AS OF MARCH 31, 2016
Percent of
Net Assets

Gartner, Inc.	4.9%

TransDigm Group, Inc.	4.3%

Bright Horizons Family Solutions, Inc.	4.1%

Waste Connections, Inc.	3.9%

Acuity Brands, Inc.	3.7%

The Ultimate Software Group, Inc.	3.5%

SBA Communications Corp.	3.4%

IDEXX Laboratories, Inc.	2.9%

Guidewire Software, Inc.	2.4%

Gaming and Leisure Properties, Inc.	2.4%

35.5%

SECTOR BREAKDOWN AS OF MARCH 31, 2016† (as a percentage of net assets)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

For the six-month period ended March 31, 2016, Baron Small Cap Fund[1] gained 1.08%, while the Russell 2000 Growth Index fell 0.57% and the S&P 500 Index gained 8.49%.

Baron Small Cap Fund invests primarily in small cap growth companies for the long term. The Fund invests in what we believe are well-run small cap growth businesses that can be purchased at prices that represent a significant discount to our assessment of future value.

The six-month period started off with a strong rally that ended abruptly in late December 2015. Concerns around the implications of a tightening credit market in the face of a possible U.S. recession, signs of slowing global growth, China and the RMB, and continued low oil prices drove the U.S. equity markets into correction territory by early February 2016. As global concerns subsided, oil prices ticked up, and domestic job numbers improved, the markets again reversed course. In March, the U.S. Federal Reserve boosted equity markets even further with its suggestion that it would defer interest rate hikes it earlier had been contemplating for 2016. Most equity markets ended the period flat to moderately higher, with larger cap stocks outperforming their smaller cap counterparts.

Investments in Industrials, Information Technology, and Financials were the top contributors to performance. Holdings in Materials, Energy, and Health Care were the top detractors.

Waste Connections, Inc. was the top contributor in the period. Shares of this leading solid waste company focused on secondary markets in the U.S., rose after the company announced plans to merge with Progressive Waste Solutions. We see this as an excellent deal for shareholders, given immediate synergies, cash flow benefits, and expanded footprint into Canada via Progressive’s leading market position. More exciting, we think, is the long-term opportunity to instill Waste Connections’ corporate culture, safety focus, and operational excellence in Progressive’s complementary, but mismanaged U.S. market base.

DexCom, Inc. was the top detractor in the period. Dexcom sells a continuous glucose monitoring device for insulin-dependent diabetics. After an impressive run up in the prior year-long period, the stock gave up some gains as a result of a shift out of high growth stocks in an unusually volatile market. We retain conviction because we believe the company’s continuous glucose monitoring technology is still in the early stages of adoption in a large market.

Baron Small Cap Fund invests primarily in classic growth stocks that we believe have significant long-term growth prospects and can be purchased at what we believe are attractive prices because their prospects have not yet been appreciated by investors. We also invest in fallen angels, which are companies that we believe have strong long-term franchises but have disappointed investors with short-term results, creating what we believe is a buying opportunity. A third category of investment is special situations, including spin-offs and recapitalizations, where lack of investor awareness creates opportunities to purchase what we believe are strong businesses at attractive prices.

†
Industry sector group levels are provided by the Global Industry Classification Standard (“GICS”), developed and exclusively owned by MSCI, Inc. and Standard & Poor’s Financial Services LLC, unless otherwise stated that they have been classified by the Adviser. All GICS data is provided “as is” with no warranties.

[1]	Performance information reflects results of the Retail Shares.

Baron Opportunity Fund (Unaudited)	March 31, 2016

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON OPPORTUNITY FUND† (RETAIL SHARES) IN RELATION TO THE RUSSELL 3000 GROWTH INDEX AND THE S&P 500 INDEX

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED MARCH 31, 2016
	Six Months*	One Year	Three Years	Five Years	Ten Years	Since Inception (February 29, 2000)

Baron Opportunity Fund — Retail Shares[1,2]	(0.71)%	(10.35)%	5.05%	4.69%	6.42%	4.25%
Baron Opportunity Fund — Institutional Shares[1,2,3]	(0.64)%	(10.12)%	5.31%	4.96%	6.61%	4.36%
Russell 3000 Growth Index[1]	7.45%	1.34%	13.16%	12.00%	8.09%	2.45%
S&P 500 Index[1]	8.49%	1.78%	11.82%	11.58%	7.01%	4.58%

*	Not Annualized.

†
The Fund’s historical performance was impacted by gains from IPOs and/or secondary offerings. There is no guarantee that these results can be repeated or that the Fund’s level of participation in IPOs and secondary offerings will be the same in the future.

[1]
The indexes are unmanaged. The Russell 3000® Growth Index measures the performance of those companies classified as growth among the largest 3,000 U.S. companies, and the S&P 500 Index of 500 widely held large cap U.S. companies. The indexes and the Fund are with dividends, which positively impact the performance results.

[2]
Past performance is not predictive of future performance. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Adviser has reimbursed certain Fund expenses and the Fund’s transfer agency expenses may be reduced by expense offsets from an unaffiliated transfer agent, without which performance would have been lower.

[3]
Performance for the Institutional Shares prior to May 29, 2009 is based on the performance of the Retail Shares, which have a distribution fee. The Institutional Shares do not have a distribution fee. If the annual returns for the Institutional Shares prior to May 29, 2009 did not reflect this fee, the returns would be higher.

March 31, 2016 (Unaudited)	Baron Opportunity Fund

TOP TEN HOLDINGS AS OF MARCH 31, 2016
Percent of
Total Investments

Alphabet Inc.	6.6%

Guidewire Software, Inc.	6.4%

Facebook, Inc.	5.4%

CoStar Group, Inc.	5.4%

Gartner, Inc.	5.2%

Amazon.com, Inc.	5.1%

Benefitfocus, Inc.	3.7%

Illumina, Inc.	3.4%

Tesla Motors, Inc.	3.4%

Equinix, Inc.	3.1%

47.7%

SECTOR BREAKDOWN AS OF MARCH 31, 2016† (as a percentage of total investments)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

For the six-month period ended March 31, 2016, Baron Opportunity Fund[1] declined 0.71%, while the Russell 3000 Growth Index gained 7.45% and the S&P 500 Index gained 8.49%.

Baron Opportunity Fund invests primarily in U.S. growth companies that we believe are driving or benefiting from innovation, through development of pioneering, transformative, or technologically advanced products and services. The Fund invests in high growth businesses of any market capitalization, selected for their capital appreciation potential.

The six-month period started off with a strong rally that ended abruptly in late December 2015. Concerns around the implications of a tightening credit market in the face of a possible U.S. recession, signs of slowing global growth, China and the RMB, and continued low oil prices drove the U.S. equity markets into correction territory by early February 2016. As global concerns subsided, oil prices ticked up, and domestic job numbers improved, the markets again reversed course. In March, the U.S. Federal Reserve boosted equity markets even further with its suggestion that it would defer interest rate hikes it earlier had been contemplating for 2016.

Investments in Information Technology, Financials, and Industrials contributed to the Fund’s performance during the period. Health Care, Consumer Discretionary, and Utilities were the top sector detractors.

Facebook, Inc. was the top contributor to Fund performance in the period. Shares of the world’s largest social network rose on improved consumer engagement and monetization. Facebook is a beneficiary of the consumer engagement move to mobile. It is leveraging its leadership position in mobile to offer targeted advertising capabilities at scale. It is in the early stages of monetizing online video and Instagram, both of which hold significant growth potential in our view. We believe WhatsApp and Oculus also offer growth opportunities and possible synergies with the Facebook network.

Restoration Hardware Holdings, Inc. was the top detractor in the period. The company offers home furnishings via retail stores, catalogs, and websites. The stock fell hard when the company pre-announced weak financial results based on shipping delays in its new ‘RH Modern’ line, a more promotional retail environment, and a pullback by the high-end consumer, especially in markets (Canada, Texas, and Miami) affected by energy, or currency fluctuations. Given uncertainty shifting to an unproven membership model, slowdown of new store rollout, and a weakening core customer base, we exited the position.

We remain focused on finding unique businesses across different segments of the economy that we believe offer long-term secular growth, sustainable competitive advantages, high-quality management teams, and attractive stock prices. We believe that investment returns for stocks are driven by earnings growth, and therefore direct our research towards understanding the drivers of business profit and projecting future profit growth as accurately as we can.

†
Industry sector group levels are provided by the Global Industry Classification Standard (“GICS”), developed and exclusively owned by MSCI, Inc. and Standard & Poor’s Financial Services LLC, unless otherwise stated that they have been classified by the Adviser. All GICS data is provided “as is” with no warranties.

[1]	Performance information reflects results of the Retail Shares.

Baron Fifth Avenue Growth Fund (Unaudited)	March 31, 2016

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON FIFTH AVENUE GROWTH FUND (RETAIL SHARES) IN RELATION TO THE RUSSELL 1000 GROWTH INDEX AND THE S&P 500 INDEX

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED MARCH 31, 2016
	Six Months*	One Year	Three Years	Five Years	Ten Years	Since Inception (April 30, 2004)

Baron Fifth Avenue Growth Fund — Retail Shares[1,2]	3.90%	(3.73)%	12.17%	11.04%	5.60%	6.58%
Baron Fifth Avenue Growth Fund — Institutional Shares[1,2,3]	4.04%	(3.47)%	12.44%	11.30%	5.77%	6.73%
Baron Fifth Avenue Growth Fund — R6 Shares[1,2,4]	4.04%	(3.47)%	12.44%	11.30%	5.77%	6.73%
Russell 1000 Growth Index[1]	8.11%	2.52%	13.61%	12.38%	8.28%	8.23%
S&P 500 Index[1]	8.49%	1.78%	11.82%	11.58%	7.01%	7.56%

*	Not Annualized.

[1]
The indexes are unmanaged. The Russell 1000® Growth Index measures the performance of large-sized U.S. companies that are classified as growth and the S&P 500 Index of 500 widely held large cap U.S. companies. The indexes and the Fund are with dividends, which positively impact the performance results.

[2]
Past performance is not predictive of future performance. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Adviser has reimbursed certain Fund expenses and the Fund’s transfer agency expenses may be reduced by expense offsets from an unaffiliated transfer agent, without which performance would have been lower.

[3]
Performance for the Institutional Shares prior to May 29, 2009 is based on the performance of the Retail Shares, which have a distribution fee. The Institutional Shares do not have a distribution fee. If the annual returns for the Institutional Shares prior to May 29, 2009 did not reflect this fee, the returns would be higher.

[4]
Performance for the R6 Shares prior to January 29, 2016 is based on the performance of the Institutional Shares, and prior to May 29, 2009 is based on the Retail Shares, which have a distribution fee. The Institutional and R6 Shares do not have a distribution fee. If the annual returns for the R6 Shares prior to May 29, 2009 did not reflect this fee, the returns would be higher.

March 31, 2016 (Unaudited)	Baron Fifth Avenue Growth Fund

TOP TEN HOLDINGS AS OF MARCH 31, 2016
Percent of Net Assets

Amazon.com, Inc.	11.2%

Alphabet Inc.	8.2%

Facebook, Inc.	7.7%

Alibaba Group Holding Limited	4.3%

Equinix, Inc.	4.2%

Starbucks Corp.	4.1%

Visa, Inc.	4.1%

MasterCard, Inc.	4.0%

Apple, Inc.	3.9%

The Priceline Group, Inc.	3.6%

55.3%

SECTOR BREAKDOWN AS OF MARCH 31, 2016† (as a percentage of net assets)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

For the six-month period ended March 31, 2016, Baron Fifth Avenue Growth Fund[1] gained 3.90%, while the Russell 1000 Growth Index gained 8.11% and the S&P 500 Index gained 8.49%.

Baron Fifth Avenue Growth Fund focuses on identifying and investing in what we believe are unique companies with sustainable competitive advantages that have the ability to redeploy capital at high rates of return. The portfolio is constructed on a bottom-up basis, with the quality of ideas and conviction level the most important determinants of the size of each investment. We expect our highest conviction businesses to have meaningful weight in the portfolio. Sector weightings are incidental to portfolio construction, and exposure to any sector is a result of stock selection.

The six-month period started off with a strong rally that ended abruptly in late December 2015. Concerns around the implications of a tightening credit market in the face of a possible U.S. recession, signs of slowing global growth, China and the RMB, and continued low oil prices drove the U.S. equity markets into correction territory by early February 2016. As global concerns subsided, oil prices ticked up, and domestic job numbers improved, the markets again reversed course. In March, the U.S. Federal Reserve boosted equity markets even further with its suggestion that it would defer interest rate hikes it earlier had been contemplating for 2016.

Consumer Discretionary, Financials, and Information Technology were the top contributing sectors in the period. Investments in the Health Care and Utilities sectors detracted.

Facebook, Inc. was the top contributor to Fund performance in the period. Shares of the world’s largest social network rose on improved consumer engagement and monetization. Facebook is a beneficiary of the consumer engagement move to mobile. It is leveraging its leadership position in mobile to offer targeted advertising capabilities at scale. It is in the early stages of monetizing online video and Instagram, both of which hold significant growth potential in our view. We believe WhatsApp and Oculus also offer growth opportunities and possible synergies with the Facebook network.

Cybersecurity company FireEye, Inc. was the top detractor in the period. Shares fell on reports of disappointing financial results and reduced expectations. Several executive departures also led to selling pressure. FireEye is shifting its focus from incident driven sales to a more holistic risk mitigation approach that we believe will help stabilize results. We believe the trend of increasing cyberattack activity, despite ebbs and flows, is here to stay and that FireEye will be a beneficiary. We think FireEye also enjoys a lead over competition through its incident response service.

The Fund seeks to manage risk by focusing on business risk (competition, management, regulations), valuation risk (purchase price providing a large enough margin of safety), financial risk (leverage and capital structure), and analysis risk (our assumptions). Our objective is not to predict how markets may perform in a given year. Instead, we aim to create a portfolio of unique companies with different end markets because, in our experience, this is the best way to manage market risk over time.

†
Industry sector group levels are provided by the Global Industry Classification Standard (“GICS”), developed and exclusively owned by MSCI, Inc. and Standard & Poor’s Financial Services LLC, unless otherwise stated that they have been classified by the Adviser. All GICS data is provided “as is” with no warranties.

[1]	Performance information reflects results of the Retail Shares.

Baron Discovery Fund (Unaudited)	March 31, 2016

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON DISCOVERY FUND (RETAIL SHARES)
IN RELATION TO THE RUSSELL 2000 GROWTH INDEX AND THE S&P 500 INDEX

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED MARCH 31, 2016
	Six Months*	One Year	Since Inception (September 30, 2013)

Baron Discovery Fund — Retail Shares[1,2]	(2.88)%	(23.50)%	3.16%
Baron Discovery Fund — Institutional Shares[1,2]	(2.86)%	(23.34)%	3.39%
Russell 2000 Growth Index[1]	(0.57)%	(11.84)%	2.89%
S&P 500 Index[1]	8.49%	1.78%	10.76%

*	Not Annualized.

[1]
The indexes are unmanaged. The Russell 2000® Growth Index measures the performance of small-sized U.S. companies that are classified as growth and the S&P 500 Index of 500 widely held large cap U.S. companies. The indexes and the Fund are with dividends, which positively impact the performance results.

[2]
Past performance is not predictive of future performance. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Adviser has reimbursed certain Fund expenses and the Fund’s transfer agency expenses may be reduced by expense offsets from an unaffiliated transfer agent, without which performance would have been lower.

March 31, 2016 (Unaudited)	Baron Discovery Fund

TOP TEN HOLDINGS AS OF MARCH 31, 2016
Percent of
Net Assets

M/A-COM Technology Solutions Holdings, Inc.	6.0%

Pinnacle Entertainment, Inc.	5.9%

ExamWorks Group, Inc.	5.0%

Mercury Systems, Inc.	4.9%

Education Realty Trust, Inc.	4.7%

Wingstop Inc.	4.2%

Press Ganey Holdings, Inc.	4.0%

Qualys, Inc.	3.5%

ESCO Technologies, Inc.	2.5%

Inogen, Inc.	2.2%

42.9%

SECTOR BREAKDOWN AS OF MARCH 31, 2016†
(as a percentage of net assets)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

For the six-month period ended March 31, 2016, Baron Discovery Fund[1] declined 2.88%, while the Russell 2000 Growth Index declined 0.57% and the S&P 500 Index gained 8.49%.

Baron Discovery Fund invests primarily in small-sized U.S. companies with significant growth potential and market capitalizations up to the weighted median market capitalization of the Russell 2000 Growth Index at reconstitution, or companies with market capitalizations up to $1.5 billion, whichever is larger. The Fund invests for the long term at attractive valuations in companies with appropriately capitalized, open-ended growth opportunities, exceptional leadership, and sustainable competitive advantages.

The six-month period started off with a strong rally that ended abruptly in late December 2015. Concerns around the implications of a tightening credit market in the face of a possible U.S. recession, signs of slowing global growth, China and the RMB, and continued low oil prices drove the U.S. equity markets into correction territory by early February 2016. As global concerns subsided, oil prices ticked up, and domestic job numbers improved, the markets again reversed course. In March, the U.S. Federal Reserve boosted equity markets even further with its suggestion that it would defer interest rate hikes it earlier had been contemplating for 2016. Most equity markets ended the period flat to moderately higher, with larger cap stocks outperforming their smaller cap counterparts.

Holdings in Information Technology, Financials, and Consumer Staples contributed the most to Fund performance in the period. Consumer Discretionary, Health Care, and Materials were the top detracting sectors.

M/A-COM Technology Solutions Holdings, Inc. was the top contributor in the period. The company designs and manufactures high end analog semiconductors used for industrial, military, and communications end markets. Shares rose as M/A-COM executed on its strategy to gain share in key markets such as military radar, cellular base stations, and optical communications, including high volume data center applications. We believe M/A-COM has many years of strong revenue growth ahead of it, and that it can significantly expand its margins.

Flotek Industries, Inc. was the top detractor in the period. The company supplies chemical additives to the global oil & gas industry. Its proprietary product, the complex nano-fluid, is proving extremely effective at increasing productivity. Shares fell due to the sharp decline in drilling and completions activity. Data issues that cropped up during the period also weighed on shares. Given ongoing declines in drilling and completion activity in the U.S., the near-term outlook remains a challenge, but we believe in the company’s long-term value proposition.

We think the long-term fundamentals of our companies remain strong. We believe the companies we own are high quality, innovative and run by excellent management teams. We are optimistic that they will be significantly bigger next year than they are today and that this growth can continue for years after. There is, of course, no guarantee that this will be the case.

†
Industry sector group levels are provided by the Global Industry Classification Standard (“GICS”), developed and exclusively owned by MSCI, Inc. and Standard & Poor’s Financial Services LLC, unless otherwise stated that they have been classified by the Adviser. All GICS data is provided “as is” with no warranties.

[1]	Performance information reflects results of the Retail Shares.

Baron Asset Fund	March 31, 2016

STATEMENT OF NET ASSETS (Unaudited)

MARCH 31, 2016

Shares		Cost	Value

Common Stocks (97.52%)

Consumer Discretionary (12.09%)
	Apparel, Accessories & Luxury Goods (0.13%)
35,000	Ralph Lauren Corp.	$603,995	$3,369,100

	Automotive Retail (0.80%)
388,000	CarMax, Inc.[1]	4,415,016	19,826,800

	Hotels, Resorts & Cruise Lines (2.69%)
525,400	Choice Hotels International, Inc.	2,254,244	28,397,870
500,000	Hyatt Hotels Corp., Cl A1	13,523,436	24,745,000
250,000	Norwegian Cruise Line
	Holdings Ltd.[1,2]	13,722,500	13,822,500

		29,500,180	66,965,370

	Internet Retail (1.66%)
32,000	The Priceline Group, Inc.[1]	5,125,131	41,246,720

	Leisure Facilities (4.22%)
785,000	Vail Resorts, Inc.	15,238,959	104,954,500

	Specialty Stores (2.59%)
325,000	Tiffany & Co.	10,043,985	23,848,500
450,000	Tractor Supply Co.	14,615,599	40,707,000

		24,659,584	64,555,500

Total Consumer Discretionary		79,542,865	300,917,990

Energy (0.64%)
	Oil & Gas Exploration & Production (0.43%)
107,500	Concho Resources, Inc.[1]	4,595,625	10,861,800

	Oil & Gas Storage & Transportation (0.21%)
281,719	Tallgrass Energy GP LP	8,169,851	5,206,167

Total Energy		12,765,476	16,067,967

Financials (21.01%)
	Asset Management & Custody Banks (1.00%)
340,000	T. Rowe Price Group, Inc.	8,891,795	24,976,400

	Insurance Brokers (2.67%)
560,000	Willis Towers Watson plc (formerly,
	Towers Watson & Co., Cl A)[2]	69,006,326	66,449,600

	Investment Banking & Brokerage (2.87%)
2,550,000	The Charles Schwab Corp.	2,490,233	71,451,000

	Office REITs (1.09%)
71,514	Alexander’s, Inc.[4]	3,275,567	27,214,653

	Property & Casualty Insurance (3.64%)
1,275,000	Arch Capital Group Ltd.[1,2]	13,874,064	90,652,500

	Real Estate Services (2.26%)
1,950,000	CBRE Group, Inc., Cl A1	25,633,716	56,199,000

	Regional Banks (1.27%)
475,000	First Republic Bank	15,197,602	31,654,000

	Specialized Finance (4.02%)
495,000	FactSet Research Systems, Inc.	27,063,232	75,007,350
200,000	MarketAxess Holdings, Inc.	21,587,877	24,966,000

		48,651,109	99,973,350

	Specialized REITs (2.19%)
164,505	Equinix, Inc.	13,161,577	54,403,448

Total Financials		200,181,989	522,973,951

Shares		Cost	Value

Common Stocks (continued)

Health Care (24.18%)
	Health Care Distributors (2.43%)
350,000	Henry Schein, Inc.[1]	$9,382,832	$60,420,500

	Health Care Equipment (5.25%)
1,670,000	IDEXX Laboratories, Inc.[1]	34,794,636	130,794,400

	Health Care Facilities (0.93%)
185,000	Universal Health Services, Inc., Cl B	10,499,318	23,073,200

	Health Care Supplies (3.65%)
255,000	The Cooper Companies, Inc.	32,581,270	39,262,350
745,000	West Pharmaceutical Services, Inc.	33,865,763	51,643,400

		66,447,033	90,905,750
	Health Care Technology (1.90%)
128,000	athenahealth, Inc.[1]	17,857,533	17,763,840
1,599,608	Inovalon Holdings, Inc., CI A1	45,229,518	29,624,740

		63,087,051	47,388,580

	Life Sciences Tools & Services (9.46%)
385,000	Bio-Techne Corporation	37,541,626	36,390,200
500,000	Illumina, Inc.[1]	21,772,322	81,055,000
250,000	Mettler-Toledo International, Inc.[1]	15,496,166	86,190,000
490,000	Quintiles Transnational Holdings, Inc.[1]	24,035,127	31,899,000

		98,845,241	235,534,200

	Pharmaceuticals (0.56%)
108,000	Perrigo Co. plc[2]	15,819,905	13,816,440

Total Health Care		298,876,016	601,933,070

Industrials (14.22%)
	Construction Machinery & Heavy Trucks (2.00%)
90,000	WABCO Holdings, Inc.[1]	10,455,704	9,622,800
505,000	Westinghouse Air Brake Technologies Corporation	33,676,456	40,041,450

		44,132,160	49,664,250

	Environmental & Facilities Services (0.26%)
51,000	Stericycle, Inc.[1]	1,400,744	6,435,690

	Industrial Conglomerates (1.76%)
240,000	Roper Technologies, Inc.	20,050,485	43,864,800

	Industrial Machinery (2.87%)
430,000	IDEX Corporation	31,397,849	35,638,400
335,000	The Middleby Corp.[1]	16,529,486	35,767,950

		47,927,335	71,406,350

	Research & Consulting Services (5.76%)
750,000	Nielsen Holdings PLC[2]	17,797,011	39,495,000
1,300,000	Verisk Analytics, Inc.[1]	33,418,943	103,896,000

		51,215,954	143,391,000

	Trading Companies & Distributors (1.57%)
800,000	Fastenal Co.	14,277,173	39,200,000

Total Industrials		179,003,851	353,962,090

14	See Notes to Financial Statements.

March 31, 2016	Baron Asset Fund

STATEMENT OF NET ASSETS (Unaudited) (Continued)

MARCH 31, 2016

Shares		Cost	Value

Common Stocks (continued)

Information Technology (22.02%)
	Application Software (7.72%)
550,000	ANSYS, Inc.[1]	$14,771,000	$49,203,000
200,000	CDK Global, Inc.	9,896,922	9,310,000
1,200,000	Guidewire Software, Inc.[1]	57,781,316	65,376,000
602,000	Mobileye N.V.[1,2]	20,254,447	22,448,580
722,000	SS&C Technologies Holdings, Inc.	40,954,075	45,789,240

		143,657,760	192,126,820

	Data Processing & Outsourced Services (4.58%)
500,000	FleetCor Technologies, Inc.[1]	18,222,612	74,375,000
290,000	MAXIMUS, Inc.	14,176,074	15,265,600
450,000	Vantiv, Inc., Cl A1	23,479,017	24,246,000

		55,877,703	113,886,600

	Internet Software & Services (4.16%)
140,000	CoStar Group, Inc.[1]	22,994,156	26,343,800
650,000	Verisign, Inc.[1]	31,889,165	57,551,000
270,872	Zillow Group, Inc., Cl A1	7,666,898	6,920,780
542,000	Zillow Group, Inc., CI C1	13,920,747	12,861,660

		76,470,966	103,677,240

	IT Consulting & Other Services (5.56%)
1,550,000	Gartner, Inc.[1]	33,739,350	138,492,500

Total Information Technology		309,745,779	548,183,160

Materials (0.65%)
	Industrial Gases (0.65%)
115,000	Airgas, Inc.	7,432,089	16,288,600

Telecommunication Services (2.71%)
	Integrated Telecommunication Services (2.71%)
675,000	SBA Communications Corp., Cl A1	19,416,961	67,614,750

Total Common Stocks		1,106,965,026	2,427,941,578

Private Equity Investments (0.24%)

Financials (0.24%)
	Asset Management & Custody Banks (0.24%)
7,056,223	Windy City Investments Holdings, L.L.C.[1,3,4,6]	0	5,856,665

Principal
Amount		Cost	Value

Short Term Investments (2.38%)

$ 59,272,508	Repurchase Agreement with Fixed Income Clearing Corp., dated 3/31/2016, 0.03% due 4/1/2016; Proceeds at maturity - $59,272,558; (Fully collateralized by $57,790,000 U.S. Treasury Note, 2.25% due 11/15/2025; Market value - $60,462,788)[5]	$59,272,508	$59,272,508

Total Investments (100.14%)		$1,166,237,534	2,493,070,751

Liabilities Less Cash and Other Assets (-0.14%)			(3,463,725)

Net Assets			$2,489,607,026

Retail Shares (Equivalent to $56.23 per share based on 31,427,474 shares outstanding)			$1,767,277,916

Institutional Shares (Equivalent to $57.66 per share based on 12,525,688 shares outstanding)			$722,247,381

R6 Shares (Equivalent to $57.66 per share based on 1,417 shares outstanding)			$81,729

%	Represents percentage of net assets.
[1]	Non-income producing securities.
[2]	Foreign corporation.
[3]	At March 31, 2016, the market value of restricted and fair valued securities amounted to $5,856,665 or 0.24% of net assets. This security is not deemed liquid. See Note 6 regarding Restricted Securities.
[4]	The Adviser has reclassified/classified certain securities in or out of this sub- industry. Such reclassifications/classifications are not supported by S&P or MSCI.
[5]	Level 2 security. See Note 7 regarding Fair Value Measurements.
[6]	Level 3 security. See Note 7 regarding Fair Value Measurements.

All securities are Level 1, unless otherwise noted.

See Notes to Financial Statements.	15

Baron Growth Fund	March 31, 2016

STATEMENT OF NET ASSETS (Unaudited)

MARCH 31, 2016

Shares		Cost	Value

Common Stocks (96.42%)

Consumer Discretionary (25.87%)
	Apparel, Accessories & Luxury Goods (4.92%)
3,525,000	Under Armour, Inc., Cl A1	$27,638,036	$299,025,750

	Casinos & Gaming (2.53%)
3,870,620	Penn National Gaming, Inc.[1]	33,038,240	64,600,648
2,552,267	Pinnacle Entertainment, Inc.[1]	40,609,198	89,584,572

		73,647,438	154,185,220

	Department Stores (0.18%)
750,000	Hudson’s Bay Co. (Canada)[2]	12,791,580	11,081,809

	Education Services (3.19%)
2,200,000	Bright Horizons Family
	Solutions, Inc.[1]	72,617,520	142,516,000
2,464,946	Nord Anglia Education, Inc.[1,2]	46,800,797	51,492,722

		119,418,317	194,008,722

	Hotels, Resorts & Cruise Lines (4.68%)
3,007,500	Choice Hotels International, Inc.[4]	73,061,456	162,555,375
1,200,000	Interval Leisure Group, Inc.	21,015,114	17,328,000
1,550,000	Marriott Vacations Worldwide Corp.[4]	84,481,603	104,625,000

		178,558,173	284,508,375

	Internet Retail (0.29%)
6,857,717	AO World plc (United Kingdom)[1,2]	15,471,540	17,630,409

	Leisure Facilities (5.23%)
1,000,000	ClubCorp Holdings, Inc.	18,063,643	14,040,000
2,064,800	Vail Resorts, Inc.[4]	59,870,980	276,063,760
1,358,700	Whistler Blackcomb Holdings, Inc. (Canada)[2]	15,542,103	27,995,235

		93,476,726	318,098,995

	Movies & Entertainment (1.30%)
5,465,000	Manchester United plc, Cl A2	77,397,834	78,914,600

	Restaurants (1.51%)
450,000	Panera Bread Co., Cl A1	15,602,751	92,173,500

	Specialty Stores (2.04%)
2,650,000	Dick’s Sporting Goods, Inc.	43,413,842	123,887,500

Total Consumer Discretionary		657,416,237	1,573,514,880

Consumer Staples (4.55%)
	Food Distributors (0.45%)
1,181,677	Performance Food Group Co.[1]	22,572,665	27,592,158

	Food Retail (0.87%)
3,254,954	Smart & Final Stores, Inc.[1]	56,848,937	52,730,255

	Household Products (2.16%)
1,423,667	Church & Dwight Co., Inc.	25,941,571	131,233,624

	Packaged Foods & Meats (1.07%)
750,000	TreeHouse Foods, Inc.[1]	26,305,223	65,062,500

Total Consumer Staples		131,668,396	276,618,537

Financials (26.34%)
	Asset Management & Custody Banks (4.38%)
400,000	Artisan Partners Asset
	Management, Inc., Cl A	14,545,383	12,336,000
1,500,000	The Carlyle Group	32,844,320	25,320,000
2,175,000	Cohen & Steers, Inc.	56,371,912	84,651,000
2,302,818	Financial Engines, Inc.	66,477,436	72,377,570
1,455,195	Oaktree Capital Group, LLC	65,648,565	71,784,769

		235,887,616	266,469,339
Shares		Cost	Value

Common Stocks (continued)

Financials (continued)
	Diversified REITs (0.47%)
712,000	American Assets Trust, Inc.	$13,584,759	$28,423,040

	Investment Banking & Brokerage (0.96%)
1,027,064	Moelis & Co., Cl A	30,082,105	28,994,017
1,321,997	Virtu Financial, Inc., Cl A	27,335,361	29,229,354

		57,417,466	58,223,371

	Life & Health Insurance (1.98%)
2,700,000	Primerica, Inc.[4]	65,591,464	120,231,000

	Office REITs (2.69%)
134,000	Alexander’s, Inc.[5]	28,025,461	50,993,700
3,750,000	Douglas Emmett, Inc.	51,980,270	112,912,500

		80,005,731	163,906,200

	Property & Casualty Insurance (4.62%)
3,950,000	Arch Capital Group Ltd.[1,2]	38,581,866	280,845,000

	Specialized Finance (8.34%)
1,600,000	FactSet Research Systems, Inc.	80,624,740	242,448,000
1,200,000	Morningstar, Inc.	31,380,846	105,924,000
2,150,000	MSCI, Inc.	42,521,078	159,272,000

		154,526,664	507,644,000

	Specialized REITs (2.90%)
750,000	Alexandria Real Estate
	Equities, Inc.[5]	27,962,882	68,167,500
3,496,074	Gaming and Leisure
	Properties, Inc.	89,395,106	108,098,608

		117,357,988	176,266,108

Total Financials		762,953,554	1,602,008,058

Health Care (9.25%)
	Health Care Equipment (3.19%)
2,481,270	ConforMIS, Inc.[1,4]	45,670,500	26,673,653
300,000	Edwards Lifesciences Corp.[1]	1,984,334	26,463,000
1,800,000	IDEXX Laboratories, Inc.[1]	28,558,026	140,976,000

		76,212,860	194,112,653

	Health Care Supplies (1.44%)
365,038	Neogen Corp.[1]	8,075,677	18,379,663
1,000,000	West Pharmaceutical
	Services, Inc.	34,882,531	69,320,000

		42,958,208	87,699,663

	Health Care Technology (1.53%)
5,028,029	Inovalon Holdings, Inc., CI A1	107,037,130	93,119,097

	Life Sciences Tools & Services (3.09%)
960,943	Bio-Techne Corporation	54,172,123	90,828,333
281,524	Mettler-Toledo International, Inc.[1]	13,046,239	97,058,214

		67,218,362	187,886,547

Total Health Care		293,426,560	562,817,960

Industrials (8.40%)
	Building Products (3.97%)
2,098,761	CaesarStone Sdot-Yam Ltd.[1,2,4]	43,343,856	72,092,440
1,498,500	Masonite International Corp.[1,2]	84,509,237	98,151,750
1,485,000	Trex Company, Inc.[1]	55,279,656	71,176,050

		183,132,749	241,420,240

16	See Notes to Financial Statements.

March 31, 2016	Baron Growth Fund

STATEMENT OF NET ASSETS (Unaudited) (Continued)

MARCH 31, 2016

Shares		Cost	Value

Common Stocks (continued)

Industrials (continued)
	Industrial Machinery (3.90%)
2,225,000	The Middleby Corp.[1]	$64,625,730	$237,563,250

	Trading Companies & Distributors (0.53%)
1,000,000	Air Lease Corp.	23,203,508	32,120,000

Total Industrials		270,961,987	511,103,490

Information Technology (21.04%)
	Application Software (7.86%)
1,850,000	ANSYS, Inc.[1]	44,326,673	165,501,000
1,198,796	Guidewire Software, Inc.[1]	39,188,028	65,310,406
2,025,000	Pegasystems, Inc.	30,223,971	51,394,500
3,087,713	SS&C Technologies Holdings, Inc.	52,369,848	195,822,758

		166,108,520	478,028,664

	Data Processing & Outsourced Services (2.60%)
3,000,000	MAXIMUS, Inc.	57,528,621	157,920,000

	Electronic Components (0.26%)
127,700	Littelfuse, Inc.	14,775,397	15,721,147

	Electronic Equipment & Instruments (0.36%)
250,000	FEI Company	9,079,897	22,252,500

	Internet Software & Services (4.37%)
2,324,374	Benefitfocus, Inc.[1,4]	86,529,482	77,517,873
999,653	CoStar Group, Inc.[1]	44,116,616	188,104,705

		130,646,098	265,622,578

	IT Consulting & Other Services (5.59%)
2,900,000	Booz Allen Hamilton Holding Corp.	33,749,953	87,812,000
2,825,000	Gartner, Inc.[1]	45,240,023	252,413,750

		78,989,976	340,225,750

Total Information Technology		457,128,509	1,279,770,639

Telecommunication Services (0.97%)
	Alternative Carriers (0.97%)
7,493,437	Iridium Communications, Inc.[1,4]	45,709,971	58,973,349

Total Common Stocks		2,619,265,214	5,864,806,913

Preferred Stocks (0.20%)

Telecommunication Services (0.20%)
	Alternative Carriers (0.20%)
41,074	Iridium Communications, Inc., Series B, 6.75%[4,6]	10,268,500	12,139,421

Private Equity Investments (0.03%)

Financials (0.03%)
	Asset Management & Custody Banks (0.03%)
2,375,173	Windy City Investments Holdings, L.L.C.[1,3,5,7]	0	1,971,394

Principal
Amount		Cost	Value

Short Term Investments (3.36%)

$204,289,253	Repurchase Agreement with Fixed Income Clearing Corp., dated 3/31/2016, 0.03% due 4/1/2016; Proceeds at maturity - $204,289,423; (Fully collateralized by $53,070,000 U.S. Treasury Note, 2.00% due 8/15/2025; Market value - $53,799,713 and $147,745,000 U.S. Treasury Note, 2.25% due 11/15/2025; Market value - $154,578,206)[6]	$204,289,253	$204,289,253

Total Investments (100.01%)		$2,833,822,967	6,083,206,981

Liabilities Less Cash and Other Assets (-0.01%)			(818,890)

Net Assets			$6,082,388,091

Retail Shares (Equivalent to $63.38 per share based on 49,747,391 shares outstanding)			$3,152,827,219

Institutional Shares (Equivalent to $64.51 per share based on 45,411,075 shares outstanding)			$2,929,532,604

R6 Shares (Equivalent to $64.52 per share based on 438 shares outstanding)			$28,268

%	Represents percentage of net assets.
[1]	Non-income producing securities.
[2]	Foreign corporation.
[3]	At March 31, 2016, the market value of restricted and fair valued securities amounted to $1,971,394 or 0.03% of net assets. This security is not deemed liquid. See Note 6 regarding Restricted Securities.
[4]	See Note 10 regarding “Affiliated” companies.
[5]	The Adviser has reclassified/classified certain securities in or out of this sub-industry. Such reclassifications/classifications are not supported by S&P or MSCI.
[6]	Level 2 security. See Note 7 regarding Fair Value Measurements.
[7]	Level 3 security. See Note 7 regarding Fair Value Measurements.

All securities are Level 1, unless otherwise noted.

See Notes to Financial Statements.	17

Baron Small Cap Fund	March 31, 2016

STATEMENT OF NET ASSETS (Unaudited)

MARCH 31, 2016

Shares		Cost	Value

Common Stocks (99.19%)

Consumer Discretionary (19.51%)
	Automotive Retail (0.86%)
429,538	Monro Muffler Brake, Inc.	$22,586,799	$30,699,081

	Broadcasting (1.60%)
300,000	Liberty Media Corporation, Cl A1	860,747	11,589,000
1,200,000	Liberty Media Corporation, Cl C1	3,543,461	45,708,000

		4,404,208	57,297,000

	Cable & Satellite (1.21%)
150,000	Liberty Broadband Corp., Cl A1	621,053	8,724,000
300,000	Liberty Broadband Corp., Cl C1	1,184,602	17,385,000
1,000,000	MSG Networks, Inc., Cl A1	7,003,117	17,290,000

		8,808,772	43,399,000

	Casinos & Gaming (1.40%)
3,000,000	Penn National Gaming, Inc.[1]	17,926,778	50,070,000

	Education Services (6.99%)
2,250,000	Bright Horizons Family Solutions, Inc.[1]	76,327,178	145,755,000
1,980,200	Houghton Mifflin Harcourt Company[1]	46,310,185	39,485,188
3,082,500	Nord Anglia Education, Inc.[1,2]	56,533,963	64,393,425

		179,171,326	249,633,613

	Homefurnishing Retail (1.31%)
1,100,000	Mattress Firm Holding Corp.[1]	26,467,853	46,629,000

	Movies & Entertainment (1.40%)
300,000	The Madison Square Garden Company, Cl A1	16,113,205	49,908,000

	Restaurants (3.79%)
1,050,000	BJ’s Restaurants, Inc.[1]	38,592,640	43,648,500
950,000	The Cheesecake Factory, Inc.	18,719,871	50,435,500
998,441	Del Frisco’s Restaurant Group, Inc.[1]	19,980,373	16,554,151
500,000	The Habit Restaurants, Inc., Cl A1	9,874,826	9,315,000
672,000	Wingstop, Inc.[1]	15,892,588	15,240,960

		103,060,298	135,194,111

	Specialty Stores (0.95%)
2,250,000	Party City Holdco, Inc.[1]	32,984,775	33,840,000

Total Consumer Discretionary		411,524,014	696,669,805

Consumer Staples (1.53%)
	Food Distributors (1.53%)
2,000,000	The Chefs’ Warehouse, Inc.[1,3]	31,942,898	40,580,000
350,000	United Natural Foods, Inc.[1]	12,757,696	14,105,000

Total Consumer Staples		44,700,594	54,685,000

Energy (2.50%)
	Oil & Gas Storage & Transportation (2.50%)
400,000	Dominion Midstream Partners, L.P.	8,400,000	13,500,000
800,000	PBF Logistics LP	20,465,744	15,072,000
3,500,000	Scorpio Tankers, Inc.[2]	29,050,000	20,405,000
850,000	Valero Energy Partners LP	25,805,525	40,256,000

Total Energy		83,721,269	89,233,000

Financials (7.42%)
	Asset Management & Custody Banks (1.49%)
300,000	Artisan Partners Asset Management, Inc., Cl A	8,934,746	9,252,000
1,400,000	Financial Engines, Inc.	21,564,035	44,002,000

		30,498,781	53,254,000
Shares		Cost	Value

Common Stocks (continued)

Financials (continued)
	Hotel & Resort REITs (0.74%)
1,000,000	Chesapeake Lodging Trust	$16,475,011	$26,460,000

	Investment Banking & Brokerage (0.99%)
1,250,000	Moelis & Co., Cl A	34,517,401	35,287,500

	Office REITs (0.54%)
200,000	SL Green Realty Corp.	4,270,086	19,376,000

	Real Estate Services (0.81%)
1,000,000	CBRE Group, Inc., Cl A1	4,648,855	28,820,000

	Specialized REITs (2.85%)
50,000	Equinix, Inc.	2,578,558	16,535,500
2,750,000	Gaming and Leisure Properties, Inc.	54,427,945	85,030,000

		57,006,503	101,565,500

Total Financials		147,416,637	264,763,000

Health Care (19.40%)
	Health Care Equipment (6.15%)
700,000	Cantel Medical Corp.	29,626,773	49,952,000
1,000,000	DexCom, Inc.[1]	13,571,958	67,910,000
1,300,000	IDEXX Laboratories, Inc.[1]	20,973,323	101,816,000

		64,172,054	219,678,000

	Health Care Facilities (0.45%)
1,000,000	Brookdale Senior Living, Inc.[1]	14,153,304	15,880,000

	Health Care Services (1.57%)
1,050,000	Diplomat Pharmacy, Inc.[1]	30,411,577	28,770,000
925,000	ExamWorks Group, Inc.[1]	30,467,579	27,343,000

		60,879,156	56,113,000

	Health Care Supplies (0.71%)
1,750,000	The Spectranetics Corporation[1]	50,481,061	25,410,000

	Health Care Technology (1.91%)
2,270,620	Press Ganey Holdings, Inc.[1]	61,448,322	68,300,250

	Life Sciences Tools & Services (6.56%)
850,000	ICON plc [1,2]	24,477,343	63,835,000
1,425,000	INC Research Holdings, Inc., Cl A1	36,674,976	58,724,250
200,000	Mettler-Toledo International, Inc.[1]	10,975,120	68,952,000
1,000,000	PRA Health Sciences, Inc.[1]	19,186,484	42,760,000

		91,313,923	234,271,250

	Managed Health Care (0.96%)
1,384,271	HealthEquity, Inc.[1]	25,010,140	34,149,965

	Pharmaceuticals (1.09%)
1,450,000	Catalent, Inc.[1]	33,573,952	38,671,500

Total Health Care		401,031,912	692,473,965

Industrials (17.89%)
	Aerospace & Defense (4.80%)
1,000,000	DigitalGlobe, Inc.[1]	28,586,740	17,300,000
700,000	TransDigm Group, Inc.[1]	173,851	154,238,000

		28,760,591	171,538,000

	Diversified Support
	Services (0.77%)
750,000	Healthcare Services Group, Inc.	22,923,876	27,607,500

	Electrical Components & Equipment (3.67%)
600,000	Acuity Brands, Inc.	31,122,369	130,884,000

18	See Notes to Financial Statements.

March 31, 2016	Baron Small Cap Fund

STATEMENT OF NET ASSETS (Unaudited) (Continued)

MARCH 31, 2016

Shares		Cost	Value

Common Stocks (continued)

Industrials (continued)
	Environmental & Facilities Services (3.89%)
2,150,000	Waste Connections, Inc.	$37,813,045	$138,868,500

	Human Resource & Employment Services (2.33%)
2,250,000	On Assignment, Inc.[1]	59,412,815	83,070,000

	Industrial Machinery (2.43%)
300,000	Manitowoc Foodservice, Inc.[1]	4,509,201	4,422,000
553,319	Nordson Corp.	16,205,404	42,074,377
550,000	RBC Bearings Incorporated[1]	36,858,765	40,293,000

		57,573,370	86,789,377

Total Industrials		237,606,066	638,757,377

Information Technology (22.24%)
	Application Software (7.99%)
2,000,000	ACI Worldwide, Inc.[1]	23,764,901	41,580,000
850,000	Aspen Technology, Inc.[1]	33,255,188	30,710,500
1,600,000	Guidewire Software, Inc.[1]	45,300,515	87,168,000
650,000	The Ultimate Software Group, Inc.[1]	15,149,427	125,775,000

		117,470,031	285,233,500

	Data Processing & Outsourced Services (3.69%)
550,000	FleetCor Technologies, Inc.[1]	13,230,470	81,812,500
600,000	WEX, Inc. [1]	27,335,624	50,016,000

		40,566,094	131,828,500

	Electronic Equipment & Instruments (2.75%)
1,150,000	Cognex Corp.	18,444,508	44,792,500
600,000	FEI Company	22,969,969	53,406,000

		41,414,477	98,198,500

	Internet Software & Services (0.63%)
750,000	comScore, Inc.[1]	27,334,289	22,530,000

	IT Consulting & Other Services (5.69%)
1,350,000	Acxiom Corp.[1]	30,196,110	28,944,000
1,950,000	Gartner, Inc.[1]	35,248,794	174,232,500

		65,444,904	203,176,500

	Technology Hardware, Storage & Peripherals (1.49%)
1,250,000	Electronics For Imaging, Inc.[1]	53,031,020	52,987,500

Total Information Technology		345,260,815	793,954,500

Materials (4.09%)
	Commodity Chemicals (0.24%)
442,797	Westlake Chemical Partners LP	11,231,015	8,723,101

	Construction Materials (1.28%)
2,350,000	Summit Materials, Inc., Cl A1	48,792,071	45,707,500

	Diversified Metals & Mining (0.74%)
3,000,000	Ferroglobe plc[2]	31,163,428	26,430,000

	Metal & Glass Containers (1.47%)
1,450,000	Berry Plastics Group, Inc.[1]	23,052,147	52,417,500

	Specialty Chemicals (0.36%)
1,750,000	Flotek Industries, Inc.[1]	34,428,366	12,827,500

Total Materials		148,667,027	146,105,601

Shares		Cost	Value

Common Stocks (continued)

Telecommunication Services (4.61%)
	Integrated Telecommunication Services (3.37%)
1,200,000	SBA Communications Corp., Cl A1	$4,859,432	$120,204,000

	Wireless Telecommunication Services (1.24%)
133,964,020	Sarana Menara Nusantara Tbk PT (Indonesia)[1,2]	27,953,134	44,452,616

Total Telecommunication Services		32,812,566	164,656,616

Total Common Stocks		1,852,740,900	3,541,298,864

Principal Amount

Short Term Investments (0.61%)

$21,855,862	Repurchase Agreement with Fixed Income Clearing Corp., dated 3/31/2016, 0.03% due 4/1/2016; Proceeds at maturity - $21,855,880; (Fully collateralized by $21,310,000 U.S. Treasury Note, 2.25% due 11/15/2025; Market value - $22,295,588)[4]	21,855,862	21,855,862

Total Investments (99.80%)		$1,874,596,762	3,563,154,726

Cash and Other Assets Less Liabilities (0.20%)			7,018,922

Net Assets			$3,570,173,648

Retail Shares (Equivalent to $27.39 per share based on 70,567,454 shares outstanding)			$1,932,780,075

Institutional Shares (Equivalent to $27.98 per share based on 58,522,255 shares outstanding)			$1,637,328,423

R6 Shares (Equivalent to $27.98 per share based on 2,329 shares outstanding)			$65,150

%	Represents percentage of net assets.
[1]	Non-income producing securities.
[2]	Foreign corporation.
[3]	See Note 10 regarding “Affiliated” companies.
[4]	Level 2 security. See Note 7 regarding Fair Value Measurements.

All securities are Level 1, unless otherwise noted.

See Notes to Financial Statements.	19

Baron Opportunity Fund	March 31, 2016

STATEMENT OF NET ASSETS (Unaudited)

MARCH 31, 2016

Shares		Cost	Value

Common Stocks (100.09%)

Consumer Discretionary (16.84%)
	Apparel, Accessories & Luxury Goods (1.06%)
33,500	Under Armour, Inc., Cl A1	$834,249	$2,841,805

	Automobile Manufacturers (3.43%)
40,000	Tesla Motors, Inc.[1]	8,209,677	9,190,800

	Internet Retail (9.93%)
22,900	Amazon.com, Inc.[1]	8,404,722	13,594,356
52,000	Netflix, Inc.[1]	1,973,548	5,315,960
5,976	The Priceline Group, Inc.[1]	1,288,598	7,702,825

		11,666,868	26,613,141

	Movies & Entertainment (2.42%)
450,501	Manchester United plc, Cl A2	7,499,902	6,505,234

Total Consumer Discretionary		28,210,696	45,150,980

Energy (1.07%)
	Oil & Gas Exploration & Production (1.07%)
28,250	Concho Resources, Inc.[1]	2,550,606	2,854,380

Financials (9.03%)
	Insurance Brokers (1.75%)
39,500	Willis Towers Watson plc (formerly,
	Towers Watson & Co., Cl A)[2]	4,875,485	4,687,070

	Investment Banking & Brokerage (2.45%)
234,500	The Charles Schwab Corp.	7,012,826	6,570,690

	Specialized Finance (1.77%)
38,000	MarketAxess Holdings, Inc.	3,827,142	4,743,540

	Specialized REITs (3.06%)
24,825	Equinix, Inc.	548,742	8,209,876

Total Financials		16,264,195	24,211,176

Health Care (12.37%)
	Biotechnology (1.54%)
22,200	Alexion Pharmaceuticals, Inc.[1]	3,676,838	3,090,684
4,000	Biogen, Inc.[1]	1,071,357	1,041,280

		4,748,195	4,131,964

	Health Care Equipment (0.60%)
23,500	DexCom, Inc.[1]	1,721,596	1,595,885

	Health Care Technology (3.32%)
38,500	athenahealth, Inc.[1]	5,190,438	5,343,030
192,000	Inovalon Holdings, Inc., CI A1	4,890,666	3,555,840

		10,081,104	8,898,870

	Life Sciences Tools & Services (3.44%)
56,915	Illumina, Inc.[1]	2,524,172	9,226,491

	Managed Health Care (1.01%)
109,954	HealthEquity, Inc.[1]	1,939,787	2,712,565

	Pharmaceuticals (2.46%)
12,000	Allergan plc[1,2]	3,492,865	3,216,360
53,000	Bristol-Myers Squibb Co.	3,342,943	3,385,640

		6,835,808	6,602,000

Total Health Care		27,850,662	33,167,775

Industrials (1.78%)
	Research & Consulting Services (1.78%)
59,800	Verisk Analytics, Inc.[1]	2,789,352	4,779,216

Shares		Cost	Value

Common Stocks (continued)

Information Technology (57.22%)
	Application Software (12.86%)
86,750	ANSYS, Inc.[1]	$2,211,440	$7,760,655
316,500	Guidewire Software, Inc.[1]	8,644,897	17,242,920
103,000	Mobileye N.V.[1,2]	4,449,392	3,840,870
76,500	salesforce.com, Inc.[1]	4,611,854	5,647,995

		19,917,583	34,492,440
	Data Processing & Outsourced Services (3.22%)
46,000	MasterCard, Inc., Cl A	3,770,965	4,347,000
56,000	Visa, Inc., Cl A	4,022,732	4,282,880

		7,793,697	8,629,880

	Internet Software & Services (25.03%)
79,700	Alibaba Group Holding Ltd., ADR[1,2]	5,604,620	6,298,691
11,650	Alphabet, Inc., Cl A1	7,038,134	8,887,785
11,850	Alphabet, Inc., Cl C1	7,369,400	8,827,657
296,214	Benefitfocus, Inc.[1]	11,769,196	9,878,737
67,200	comScore, Inc.[1]	2,692,491	2,018,688
76,793	CoStar Group, Inc.[1]	5,641,054	14,450,139
127,000	Facebook, Inc., Cl A1	8,812,552	14,490,700
94,500	Zillow Group, Inc., Cl C1	2,143,040	2,242,485

		51,070,487	67,094,882

	IT Consulting & Other Services (8.23%)
376,000	Acxiom Corp.[1]	6,011,813	8,061,440
156,644	Gartner, Inc.[1]	2,342,157	13,996,141

		8,353,970	22,057,581

	Semiconductors (1.98%)
97,700	Mellanox Technologies Ltd.[1,2]	3,895,587	5,308,041

	Systems Software (5.90%)
243,000	FireEye, Inc.[1]	6,430,944	4,371,570
71,500	Red Hat, Inc.[1]	3,238,465	5,327,465
99,900	ServiceNow, Inc.[1]	6,555,394	6,111,882

		16,224,803	15,810,917

Total Information Technology		107,256,127	153,393,741

Telecommunication Services (1.50%)
	Integrated Telecommunication Services (1.50%)
40,000	SBA Communications Corp., Cl A1	133,784	4,006,800

Utilities (0.28%)
	Renewable Electricity (0.28%)
315,789	TerraForm Global, Inc., Cl A	4,500,000	751,578

Total Investments (100.09%)		$189,555,422	268,315,646

Liabilities Less Cash and Other Assets (-0.09%)			(253,663)

Net Assets			$268,061,983

Retail Shares (Equivalent to $15.34 per share based on 13,806,956 shares outstanding)			$211,741,900

Institutional Shares (Equivalent to $15.68 per share based on 3,591,587 shares outstanding)			$56,320,083

%	Represents percentage of net assets.
[1]	Non-income producing securities.
[2]	Foreign corporation.
ADR	American Depositary Receipt.

All securities are Level 1, unless otherwise noted.
20	See Notes to Financial Statements.

March 31, 2016	Baron Fifth Avenue Growth Fund

STATEMENT OF NET ASSETS (Unaudited)

MARCH 31, 2016

Shares		Cost	Value

Common Stocks (99.76%)

Consumer Discretionary (26.79%)
	Apparel, Accessories & Luxury Goods (1.76%)
32,238	Under Armour, Inc., Cl A1	$2,724,997	$2,734,749

	Cable & Satellite (2.20%)
24,450	Naspers Limited, Cl N (South Africa)[2]	3,602,327	3,413,188

	Internet Retail (16.42%)
29,201	Amazon.com, Inc.[1]	7,658,239	17,334,882
57,080	Ctrip.com International Ltd., ADR[1,2]	1,434,707	2,526,361
4,337	The Priceline Group, Inc.[1]	2,941,040	5,590,219

		12,033,986	25,451,462
	Restaurants (6.41%)
106,883	Starbucks Corp.	3,353,036	6,380,915
43,460	YUM! Brands, Inc.	2,795,051	3,557,201

		6,148,087	9,938,116

Total Consumer Discretionary		24,509,397	41,537,515

Consumer Staples (1.18%)
	Hypermarkets & Super Centers (1.18%)
11,648	Costco Wholesale Corp.	835,362	1,835,492

Energy (1.21%)
	Oil & Gas Exploration & Production (1.21%)
18,548	Concho Resources, Inc.[1]	1,774,388	1,874,090

Financials (11.10%)
	Diversified Real Estate Activities (3.17%)
141,066	Brookfield Asset Management, Inc., Cl A2	3,559,949	4,907,686

	Investment Banking & Brokerage (1.56%)
86,153	The Charles Schwab Corp.	2,446,873	2,414,007

	Specialized Finance (2.20%)
35,570	CME Group, Inc.	2,088,336	3,416,499

	Specialized REITs (4.17%)
19,555	Equinix, Inc.	3,178,515	6,467,034

Total Financials		11,273,673	17,205,226

Health Care (13.68%)
	Biotechnology (4.67%)
23,243	Alexion Pharmaceuticals, Inc.[1]	3,803,503	3,235,890
9,671	Biogen, Inc.[1]	3,002,108	2,517,555
4,113	Regeneron Pharmaceuticals, Inc.[1]	1,197,729	1,482,490

		8,003,340	7,235,935
	Health Care Technology (1.94%)
21,632	athenahealth, Inc.[1]	3,153,221	3,002,089

	Life Sciences Tools & Services (3.53%)
33,727	Illumina, Inc.[1]	1,236,258	5,467,484
Shares		Cost	Value

Common Stocks (continued)

Health Care (continued)
	Pharmaceuticals (3.54%)
10,535	Allergan plc[1,2]	$3,184,221	$2,823,696
41,841	Bristol-Myers Squibb Co.	2,721,441	2,672,803

		5,905,662	5,496,499

Total Health Care		18,298,481	21,202,007

Industrials (1.73%)
	Research & Consulting Services (1.73%)
33,526	Verisk Analytics, Inc.[1]	1,392,841	2,679,398

Information Technology (42.35%)
	Application Software (2.19%)
91,109	Mobileye N.V.[1,2]	4,133,319	3,397,455

	Data Processing & Outsourced Services (8.08%)
65,205	MasterCard, Inc., Cl A	3,418,562	6,161,872
83,299	Visa, Inc., Cl A	2,537,808	6,370,708

		5,956,370	12,532,580
	Internet Software & Services (21.65%)
84,857	Alibaba Group Holding Ltd., ADR[1,2]	7,344,866	6,706,249
5,019	Alphabet, Inc., Cl A1	1,256,798	3,828,995
11,899	Alphabet, Inc., Cl C1	5,368,763	8,864,160
105,155	Facebook, Inc., Cl A1	3,559,633	11,998,185
130,401	Twitter, Inc. [1]	4,370,663	2,158,137

		21,900,723	33,555,726
	Semiconductor Equipment (1.89%)
29,187	ASML Holding N.V.[2]	1,960,743	2,930,083

	Systems Software (4.63%)
177,244	FireEye, Inc.[1]	5,641,699	3,188,620
42,692	Red Hat, Inc.[1]	2,166,568	3,180,981
15,430	VMware, Inc., Cl A1	1,459,472	807,143

		9,267,739	7,176,744
	Technology Hardware, Storage & Peripherals (3.91%)
55,573	Apple, Inc.	2,186,665	6,056,901

Total Information Technology		45,405,559	65,649,489

Materials (1.39%)
	Fertilizers & Agricultural Chemicals (1.39%)
24,552	Monsanto Co.	1,879,080	2,154,192

Utilities (0.33%)
	Renewable Electricity (0.33%)
217,543	TerraForm Global, Inc., Cl A	3,100,000	517,752

Total Common Stocks		108,468,781	154,655,161

See Notes to Financial Statements.	21

Baron Fifth Avenue Growth Fund	March 31, 2016

STATEMENT OF NET ASSETS (Unaudited) (Continued)

MARCH 31, 2016

Principal Amount		Cost	Value

Short Term Investments (1.71%)

$2,646,256	Repurchase Agreement with Fixed Income Clearing Corp., dated 3/31/2016, 0.03% due 4/1/2016; Proceeds at maturity - $2,646,258; (Fully collateralized by $2,665,000 U.S. Treasury Note, 2.00% due 8/15/2025 Market value - $2,701,644)[3]	$2,646,256	$2,646,256

Total Investments (101.47%)		$111,115,037	157,301,417

Liabilities Less Cash and Other Assets (-1.47%)			(2,273,729)

Net Assets			$155,027,688

Retail Shares (Equivalent to $17.57 per share based on 4,145,942 shares outstanding)			$72,832,840

Institutional Shares (Equivalent to $17.79 per share based on 4,617,367 shares outstanding)			$82,155,796

R6 Shares (Equivalent to $17.79 per share based on 2,195 shares outstanding)			$39,052

%	Represents percentage of net assets.
[1]	Non-income producing securities.
[2]	Foreign corporation.
[3]	Level 2 security. See Note 7 regarding Fair Value Measurements.
ADR	American Depositary Receipt.

All securities are Level 1, unless otherwise noted.

22	See Notes to Financial Statements.

March 31, 2016	Baron Discovery Fund

STATEMENT OF NET ASSETS (Unaudited)

MARCH 31, 2016

Shares		Cost	Value

Common Stocks (92.84%)

Consumer Discretionary (20.86%)
	Casinos & Gaming (7.15%)
22,000	Penn National Gaming, Inc.[1]	$307,520	$367,180
48,802	Pinnacle Entertainment, Inc.[1]	1,162,743	1,712,950

		1,470,263	2,080,130
	Education Services (2.15%)
30,000	Nord Anglia Education, Inc.[1,2]	638,471	626,700

	Movies & Entertainment (1.24%)
25,000	Manchester United plc, Cl A2	462,000	361,000

	Restaurants (9.29%)
8,000	Fiesta Restaurant Group, Inc.[1]	303,671	262,240
26,000	The Habit Restaurants, Inc., CI A1	506,722	484,380
37,000	Krispy Kreme Doughnuts, Inc.[1]	526,116	576,830
54,000	Wingstop, Inc.[1]	1,069,837	1,224,720
4,000	Zoe’s Kitchen, Inc.[1]	60,000	155,960

		2,466,346	2,704,130

	Specialty Stores (1.03%)
20,000	Party City Holdco, Inc.[1]	227,407	300,800

Total Consumer Discretionary		5,264,487	6,072,760

Consumer Staples (1.64%)
	Packaged Foods & Meats (1.64%)
575,000	Barfresh Food Group, Inc.[1]	287,500	477,192

Energy (0.65%)
	Oil & Gas Storage & Transportation (0.65%)
4,000	Valero Energy Partners LP	165,188	189,440

Financials (8.68%)
	Diversified REITs (2.06%)
15,000	American Assets Trust, Inc.	522,916	598,800

	Industrial REITs (0.31%)
5,000	Rexford Industrial Realty, Inc.	73,425	90,800

	Office REITs (1.59%)
25,000	Easterly Government Properties, Inc.	430,656	463,000

	Residential REITs (4.72%)
33,000	Education Realty Trust, Inc.	1,157,790	1,372,800

Total Financials		2,184,787	2,525,400

Health Care (26.11%)
	Biotechnology (3.68%)
12,000	Cepheid[1]	413,389	400,320
20,700	Foundation Medicine, Inc.[1]	448,475	376,326
6,404	Sage Therapeutics, Inc.[1]	333,567	205,312
2,000	TESARO, Inc.[1]	79,468	88,060

		1,274,899	1,070,018
	Health Care Equipment (4.84%)
17,200	Glaukos Corporation[1]	342,560	289,992
14,000	Inogen, Inc.[1]	476,107	629,720
2,500	Nevro Corp.[1]	139,611	140,650
31,500	Novadaq Technologies, Inc.[1,2]	377,445	349,335

		1,335,723	1,409,697
	Health Care Services (5.00%)
49,200	ExamWorks Group, Inc.[1]	1,572,000	1,454,352

Shares		Cost	Value

Common Stocks (continued)

Health Care (continued)
	Health Care Supplies (2.87%)
63,000	Cerus Corp.[1]	$333,512	$373,590
19,800	Sientra, Inc.[1]	179,236	135,432
22,488	The Spectranetics Corporation[1]	454,088	326,526

		966,836	835,548
	Health Care Technology (4.03%)
39,000	Press Ganey Holdings, Inc.[1]	975,000	1,173,120

	Life Sciences Tools & Services (1.05%)
7,428	INC Research Holdings, Inc., Cl A1	171,198	306,108

	Managed Health Care (0.86%)
10,100	HealthEquity, Inc.[1]	169,893	249,167

	Pharmaceuticals (3.78%)
15,000	Neos Therapeutics, Inc.[1]	193,834	161,850
11,500	Pacira Pharmaceuticals, Inc.[1]	572,399	609,270
51,400	TherapeuticsMD, Inc.[1]	289,873	328,960

		1,056,106	1,100,080

Total Health Care		7,521,655	7,598,090

Industrials (6.23%)
	Aerospace & Defense (2.70%)
17,700	DigitalGlobe, Inc.[1]	488,989	306,210
72,319	The KEYW Holding Corporation[1]	736,268	480,198

		1,225,257	786,408
	Industrial Machinery (3.53%)
19,000	ESCO Technologies, Inc.	668,611	740,620
14,000	Kornit Digital Ltd.[1,2]	143,150	139,300
2,000	RBC Bearings Incorporated[1]	135,041	146,520

		946,802	1,026,440

Total Industrials		2,172,059	1,812,848

Information Technology (28.42%)
	Electronic Equipment & Instruments (1.47%)
4,660	Coherent, Inc.[1]	282,604	428,254

	Electronic Manufacturing Services (4.90%)
70,303	Mercury Systems, Inc.[1]	1,061,513	1,427,151

	Internet Software & Services (8.50%)
54,400	Amber Road, Inc.[1]	703,309	294,304
13,000	Benefitfocus, Inc.[1]	345,148	433,550
10,000	comScore, Inc.[1]	379,799	300,400
22,500	Envestnet, Inc.[1]	862,908	612,000
105,000	JUST EAT plc (United Kingdom)[1,2]	442,436	568,992
25,000	Quotient Technology, Inc.[1]	238,309	265,000

		2,971,909	2,474,246

	IT Consulting & Other Services (1.33%)
18,000	Acxiom Corp.[1]	363,399	385,920

	Semiconductors (8.09%)
40,000	M/A-COM Technology Solutions
	Holdings, Inc.[1]	1,303,791	1,751,600
11,100	Mellanox Technologies Ltd.[1,2]	446,439	603,063

		1,750,230	2,354,663

See Notes to Financial Statements.	23

Baron Discovery Fund	March 31, 2016

STATEMENT OF NET ASSETS (Unaudited) (Continued)

MARCH 31, 2016

Shares		Cost	Value

Common Stocks (continued)

Information Technology (continued)
	Systems Software (4.13%)
40,000	Qualys, Inc.[1]	$820,175	$1,012,400
10,300	Varonis Systems, Inc.[1]	203,167	187,975

		1,023,342	1,200,375

Total Information Technology		7,452,997	8,270,609

Materials (0.25%)
	Specialty Chemicals (0.25%)
10,000	Flotek Industries, Inc.[1]	98,753	73,300

Total Common Stocks		25,147,426	27,019,639

Warrants (0.33%)

Consumer Staples (0.33%)
	Packaged Foods & Meats (0.33%)
300,000	Barfresh Food Group, Inc. Warrants Exp 3/13/2020[1,3,4]	0	96,000

Principal Amount		Cost	Value

Short Term Investments (5.89%)

$ 1,712,844	Repurchase Agreement with Fixed Income Clearing Corp., dated 3/31/2016, 0.03% due 4/1/2016; Proceeds at maturity - $1,712,846; (Fully collateralized by $1,725,000 U.S. Treasury Note, 2.00% due 8/15/2025; Market value - $1,748,719)[4]	$1,712,844	$1,712,844

Total Investments (99.06%)		$26,860,270	28,828,483

Cash and Other Assets Less Liabilities (0.94%)			272,520

Net Assets			$29,101,003
’
Retail Shares (Equivalent to $10.81 per share based on 1,390,887 shares outstanding)			$15,033,412

Institutional Shares (Equivalent to $10.87 per share based on 1,293,874 shares outstanding)			$14,067,591

%	Represents percentage of net assets.
[1]	Non-income producing securities.
[2]	Foreign corporation.
[3]	At March 31, 2016, the market value of restricted and fair valued securities amounted to $96,000 or 0.33% of net assets. This security is not deemed liquid. See Note 6 regarding Restricted Securities.
[4]	Level 2 security. See Note 7 regarding Fair Value Measurements.

All securities are Level 1, unless otherwise noted.

24	See Notes to Financial Statements.

March 31, 2016	Baron Funds

STATEMENTS OF ASSETS AND LIABILITIES (Unaudited)

MARCH 31, 2016

				Baron	Baron Fifth	Baron
	Baron Asset	Baron Growth	Baron Small	Opportunity	Avenue Growth	Discovery
	Fund	Fund	Cap Fund	Fund	Fund	Fund

Assets:
Investments in securities, at value*
Unaffiliated investments	$2,493,070,751	$5,172,335,110	$3,522,574,726	$268,315,646	$157,301,417	$28,828,483
”Affiliated” investments	—	910,871,871	40,580,000	—	—	—

Total investments, at value	2,493,070,751	6,083,206,981	3,563,154,726	268,315,646	157,301,417	28,828,483
Foreign currency, at value†	—	—	—	24	—	—
Cash	—	—	—	—	15,588	—
Dividends and interest receivable	1,159,907	4,010,715	642,018	39,340	16,923	2,196
Receivable for shares sold	793,293	3,035,243	2,663,976	105,318	324,000	120,154
Receivable for securities sold	73,206	—	20,121,820	371,999	—	376,649
Prepaid expenses	34,170	84,223	51,418	3,914	2,228	426

	2,495,131,327	6,090,337,162	3,586,633,958	268,836,241	157,660,156	29,327,908

Liabilities:
Payable for shares redeemed	2,986,203	4,716,536	10,949,770	384,150	2,593,597	49,721
Payable for securities purchased	2,334,620	2,725,550	5,111,745	—	—	139,610
Trustee fees payable	20,613	58,473	39,453	2,963	1,082	702
Investment advisory fees payable (Note 4)	934	476	142	948	754	—
Distribution fees payable (Note 4)	616	881	978	794	687	970
Due to custodian bank	—	—	—	324,428	—	—
Accrued expenses and other payables	181,315	447,155	358,222	60,975	36,348	35,902

	5,524,301	7,949,071	16,460,310	774,258	2,632,468	226,905

Net Assets	$2,489,607,026	$6,082,388,091	$3,570,173,648	$268,061,983	$155,027,688	$29,101,003

Net Assets consist of:
Paid-in capital	$1,087,628,015	$2,411,477,291	$1,680,504,255	$177,642,936	$115,103,608	$37,863,972
Accumulated net investment loss	(13,814,016)	(17,358,546)	(23,159,172)	(3,865,986)	(687,884)	(688,083)
Undistributed (accumulated) net realized gain (loss)
on investments and foreign currency transactions	88,959,810	438,884,992	224,269,586	15,524,815	(5,574,396)	(10,043,099)
Net unrealized appreciation on investments and
foreign currency translations	1,326,833,217	3,249,384,354	1,688,558,979	78,760,218	46,186,360	1,968,213

Net Assets	$2,489,607,026	$6,082,388,091	$3,570,173,648	$268,061,983	$155,027,688	$29,101,003

Retail Shares:
Net Assets	$1,767,277,916	$3,152,827,219	$1,932,780,075	$211,741,900	$72,832,840	$15,033,412
Shares Outstanding ($0.01 par value;
indefinite shares authorized)	31,427,474	49,747,391	70,567,454	13,806,956	4,145,942	1,390,887

Net Asset Value and Offering Price Per Share	$56.23	$63.38	$27.39	$15.34	$17.57	$10.81

Institutional Shares:
Net Assets	$722,247,381	$2,929,532,604	$1,637,328,423	$56,320,083	$82,155,796	14,067,591
Shares Outstanding ($0.01 par value;
indefinite shares authorized)	12,525,688	45,411,075	58,522,255	3,591,587	4,617,367	1,293,874

Net Asset Value and Offering Price Per Share	$57.66	$64.51	$27.98	$15.68	$17.79	$10.87

R6 Shares:
Net Assets	$81,729	$28,268	$65,150	$—	$39,052	$—
Shares Outstanding ($0.01 par value;
indefinite shares authorized)	1,417	438	2,329	—	2,195	—

Net Asset Value and Offering Price Per Share	$57.66	$64.52	$27.98	$—	$17.79	$—

*Investments in securities, at cost:
Unaffiliated investments	$1,166,237,534	$2,319,295,155	$1,842,653,864	$189,555,422	$111,115,037	$26,860,270
”Affiliated” investments	—	514,527,812	31,942,898	—	—	—

Total investments, at cost	$1,166,237,534	$2,833,822,967	$1,874,596,762	$189,555,422	$111,115,037	$26,860,270

†Foreign currency, at cost:	$—	$—	$—	$30	$—	$—

See Notes to Financial Statements.	25

Baron Funds	March 31, 2016

STATEMENTS OF OPERATIONS (Unaudited)

FOR THE SIX MONTHS ENDED MARCH 31, 2016

				Baron	Baron Fifth	Baron
	Baron Asset	Baron Growth	Baron Small	Opportunity	Avenue Growth	Discovery
	Fund	Fund	Cap Fund	Fund	Fund	Fund

Investment income:
Income:
Dividends — unaffiliated investments	$15,509,033	$27,902,932	$17,728,439	$1,362,367	$835,506	$112,374
Dividends — “Affiliated” investments	—	7,628,801	500,000	—	—	—
Interest	6,558	11,962	6,211	110	444	170
Securities lending income, net	—	—	—	6,582	—	34,413
Foreign taxes withheld on dividends	(7,673)	(80,095)	(39,188)	—	(5,290)	—

Total income	15,507,918	35,463,600	18,195,462	1,369,059	830,660	146,957

Expenses:
Investment advisory fees (Note 4)	12,442,445	32,100,414	19,935,415	1,500,779	711,702	221,973
Distribution fees — Retail Shares (Note 4)	2,215,541	4,102,312	2,788,952	278,564	94,716	21,199
Shareholder servicing agent fees and expenses —
Retail Shares	238,721	202,515	158,260	55,070	19,755	10,218
Shareholder servicing agent fees and expenses —
Institutional Shares	20,923	131,445	52,517	8,152	7,350	5,605
Reports to shareholders	257,600	736,900	722,500	64,430	8,129	6,492
Custodian and fund accounting fees	53,682	150,466	132,810	20,469	17,388	17,953
Registration and filing fees	51,480	113,430	78,080	29,510	40,050	25,900
Trustee fees and expenses	49,410	132,862	87,287	6,411	2,503	1,340
Professional fees	36,580	85,160	55,095	22,062	21,127	15,475
Insurance expense	18,365	51,686	33,170	2,431	972	442
Administration fees	15,252	15,212	15,252	15,252	15,252	15,252
Line of credit fees	11,196	28,705	17,519	2,584	1,064	232
Miscellaneous expenses	2,181	2,646	2,181	1,525	2,181	1,530

Total operating expenses	15,413,376	37,853,753	24,079,038	2,007,239	942,189	343,611
Interest expense on borrowings	—	44,066	15,986	3,835	—	—

Total expenses	15,413,376	37,897,819	24,095,024	2,011,074	942,189	343,611
Reimbursement of expenses by Adviser —
Retail Shares (Note 4)	—	—	—	—	(14,782)	(38,074)
Reimbursement of expenses by Adviser —
Institutional Shares (Note 4)	—	—	—	—	(2,369)	(40,168)
Reimbursement of expenses by Adviser —
R6 Shares (Note 4)	—	—	—	—	(3)	—

Net expenses	15,413,376	37,897,819	24,095,024	2,011,074	925,035	265,369

Net investment income (loss)	94,542	(2,434,219)	(5,899,562)	(642,015)	(94,375)	(118,412)

Realized and unrealized gain (loss) on investments:
Net realized gain (loss) on investments sold —
unaffiliated investments	91,970,463	541,583,928	240,759,795	16,270,325	(4,841,399)	(9,170,279)
Net realized loss on investments sold —
“affiliated” investments	—	(45,315,116)	(8,765,757)	—	—	—
Net realized loss on foreign currency transactions	—	(25,050)	(1,233)	(12,730)	—	(499)
Change in net unrealized appreciation
(depreciation) of:
Investments — unaffiliated investments	(16,952,645)	(541,415,537)	(182,050,089)	(16,365,506)	9,582,530	7,986,370
Investments — “affiliated” investments	—	124,473,815	14,593,280	—	—	—
Foreign currency translations	—	394	1,015	1	63	—

Net gain (loss) on investments	75,017,818	79,302,434	64,537,011	(107,910)	4,741,194	(1,184,408)

Net increase (decrease) in net assets resulting
from operations	$75,112,360	$76,868,215	$58,637,449	$(749,925)	$4,646,819	$(1,302,820)

26	See Notes to Financial Statements.

March 31, 2016	Baron Funds

STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)

	Baron Asset Fund		Baron Growth Fund		Baron Small Cap Fund

	For the		For the		For the
	Six Months	For the	Six Months	For the	Six Months	For the
	Ended	Year Ended	Ended	Year Ended	Ended	Year Ended
	March 31,	September 30,	March 31,	September 30,	March 31,	September 30,
	2016	2015	2016	2015	2016	2015

Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$94,542	$(15,418,133)	$(2,434,219)	$(19,752,780)	$(5,899,562)	$(26,980,905)
Net realized gain	91,970,463	269,032,336	496,243,762	552,833,946	231,992,805	443,594,008
Change in net unrealized appreciation (depreciation)	(16,952,645)	(189,082,861)	(416,941,328)	(359,029,017)	(167,455,794)	(586,321,621)

Increase (decrease) in net assets resulting from operations	75,112,360	64,531,342	76,868,215	174,052,149	58,637,449	(169,708,518)

Distributions to shareholders from:
Net investment income — Institutional Shares	—	—	—	(1,106,922)	—	—
Net realized gain on investments — Retail Shares	(192,245,057)	(128,715,478)	(300,771,852)	(181,241,449)	(249,256,906)	(188,750,105)
Net realized gain on investments — Institutional Shares	(75,463,423)	(43,991,472)	(292,771,461)	(166,769,276)	(200,060,422)	(120,185,266)

Decrease in net assets from distributions to shareholders	(267,708,480)	(172,706,950)	(593,543,313)	(349,117,647)	(449,317,328)	(308,935,371)

Capital share transactions:
Proceeds from the sale of shares — Retail Shares	47,279,306	95,568,365	121,465,736	323,388,894	107,818,437	388,800,393
Proceeds from the sale of shares — Institutional Shares	60,404,897	167,463,089	288,227,124	641,512,146	203,169,949	441,758,244
Proceeds from the sale of shares — R6 Shares	76,330	—	26,301	—	60,690	—
Net asset value of shares issued in reinvestment of
distributions — Retail Shares	188,089,014	126,050,435	295,137,151	173,865,929	245,730,982	185,786,199
Net asset value of shares issued in reinvestment of
distributions — Institutional Shares	72,939,660	42,720,232	276,721,034	158,276,268	184,345,711	111,027,005
Cost of shares redeemed — Retail Shares	(132,597,493)	(337,413,358)	(515,595,694)	(972,620,308)	(810,890,182)	(887,923,738)
Cost of shares redeemed — Institutional Shares	(77,365,817)	(153,130,275)	(818,519,014)	(968,393,517)	(493,970,048)	(486,436,595)

Increase (decrease) in net assets derived from capital share transactions	158,825,897	(58,741,512)	(352,537,362)	(643,970,588)	(563,734,461)	(246,988,492)

Net decrease in net assets	(33,770,223)	(166,917,120)	(869,212,460)	(819,036,086)	(954,414,340)	(725,632,381)

Net Assets:
Beginning of period	2,523,377,249	2,690,294,369	6,951,600,551	7,770,636,637	4,524,587,988	5,250,220,369

End of period	$2,489,607,026	$2,523,377,249	$6,082,388,091	$6,951,600,551	$3,570,173,648	$4,524,587,988

Accumulated net investment loss at end of period	$(13,814,016)	$(13,908,558)	$(17,358,546)	$(14,924,327)	$(23,159,172)	$(17,259,610)

Capital share transactions — Retail Shares
Shares sold	844,706	1,473,642	1,921,426	4,414,754	3,879,283	11,487,555
Shares issued in reinvestment of distributions	3,284,799	2,001,436	4,600,018	2,451,919	8,616,093	5,669,399
Shares redeemed	(2,339,744)	(5,219,116)	(8,220,201)	(13,268,194)	(27,672,427)	(26,221,732)

Net increase (decrease)	1,789,761	(1,744,038)	(1,698,757)	(6,401,521)	(15,177,051)	(9,064,778)

Capital share transactions — Institutional Shares
Shares sold	1,052,449	2,560,141	4,508,636	8,685,829	7,149,711	12,842,647
Shares issued in reinvestment of distributions	1,243,431	665,528	4,240,286	2,201,929	6,332,728	3,335,146
Shares redeemed	(1,333,408)	(2,296,846)	(12,995,554)	(13,025,855)	(17,233,603)	(14,129,055)

Net increase (decrease)	962,472	928,823	(4,246,632)	(2,138,097)	(3,751,164)	2,048,738

Capital share transactions — R6 Shares
Shares sold	1,417	—	438	—	2,329	—

Net increase	1,417	—	438	—	2,329	—

See Notes to Financial Statements.	27

Baron Funds	March 31, 2016

STATEMENTS OF CHANGES IN NET ASSETS (Unaudited) (Continued)

	Baron Opportunity Fund		Baron Fifth Avenue Growth Fund		Baron Discovery Fund

	For the Six Months Ended March 31, 2016	For the Year Ended September 30, 2015	For the Six Months Ended March 31, 2016	For the Year Ended September 30, 2015	For the Six Months Ended March 31, 2016	For the Year Ended September 30, 2015

Increase (Decrease) in Net Assets:
Operations:
Net investment loss	$(642,015)	$(4,018,062)	$(94,375)	$(499,576)	$(118,412)	$(677,369)
Net realized gain (loss)	16,257,595	33,847,785	(4,841,399)	441,844	(9,170,778)	19,180
Change in net unrealized appreciation (depreciation)	(16,365,505)	(35,174,592)	9,582,593	(2,411,667)	7,986,370	(4,988,221)
Voluntary payment from Adviser	—	—	—	—	—	1,000

Increase (decrease) in net assets resulting from operations	(749,925)	(5,344,869)	4,646,819	(2,469,399)	(1,302,820)	(5,645,410)

Distributions to shareholders from:
Net investment income — Institutional Shares	—	—	—	(79,146)	—	—
Net realized gain on investments — Retail Shares	(23,538,224)	(17,591,512)	—	—	—	—
Net realized gain on investments — Institutional Shares	(9,136,197)	(5,979,441)	—	—	—	—

Decrease in net assets from distributions to shareholders	(32,674,421)	(23,570,953)	—	(79,146)	—	—

Capital share transactions:
Proceeds from the sale of shares — Retail Shares	15,190,566	24,450,321	10,711,906	30,130,384	1,216,942	15,598,029
Proceeds from the sale of shares — Institutional Shares	3,439,917	16,424,967	15,375,655	27,061,247	1,504,342	22,894,906
Proceeds from the sale of shares — R6 Shares	—	—	37,380	—	—	—
Net asset value of shares issued in reinvestment of distributions — Retail Shares	22,746,010	17,114,214	—	—	—	—
Net asset value of shares issued in reinvestment of distributions — Institutional Shares	8,314,026	5,342,650	—	76,309	—	—
Cost of shares redeemed — Retail Shares	(33,363,729)	(119,028,608)	(11,795,242)	(10,542,794)	(5,561,503)	(10,521,215)
Cost of shares redeemed — Institutional Shares	(38,777,100)	(32,006,588)	(10,183,237)	(7,166,092)	(40,548,235)	(13,864,646)

Increase (decrease) in net assets derived from capital share transactions	(22,450,310)	(87,703,044)	4,146,462	39,559,054	(43,388,454)	14,107,074

Net increase (decrease) in net assets	(55,874,656)	(116,618,866)	8,793,281	37,010,509	(44,691,274)	8,461,664

Net Assets:
Beginning of period	323,936,639	440,555,505	146,234,407	109,223,898	73,792,277	65,330,613

End of period	$268,061,983	$323,936,639	$155,027,688	$146,234,407	$29,101,003	$73,792,277

Accumulated net investment loss at end of period	$(3,865,986)	$(3,223,971)	$(687,884)	$(593,509)	$(688,083)	$(569,671)

Capital share transactions — Retail Shares
Shares sold	943,550	1,309,126	605,790	1,659,301	110,110	1,164,596
Shares issued in reinvestment of distributions	1,353,124	958,779	—	—	—	—
Shares redeemed	(2,048,185)	(6,511,280)	(686,060)	(595,045)	(507,854)	(798,545)

Net increase (decrease)	248,489	(4,243,375)	(80,270)	1,064,256	(397,744)	366,051

Capital share transactions — Institutional Shares
Shares sold	203,505	872,035	836,173	1,469,358	138,629	1,737,309
Shares issued in reinvestment of distributions	483,936	294,523	—	4,309	—	—
Shares redeemed	(2,353,761)	(1,696,533)	(590,350)	(395,923)	(3,661,309)	(1,081,594)

Net increase (decrease)	(1,666,320)	(529,975)	245,823	1,077,744	(3,522,680)	655,715

Capital share transactions — R6 Shares
Shares sold	—	—	2,195	—	—	—

Net increase	—	—	2,195	—	—	—

28	See Notes to Financial Statements.

March 31, 2016	Baron Funds

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1. ORGANIZATION

Baron Investment Funds Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company established as a Massachusetts business trust on February 19, 1987, and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services – Investment Companies. The Trust currently offers six series (individually, a “Fund” and collectively, the “Funds”): Baron Asset Fund, Baron Growth Fund, Baron Small Cap Fund, Baron Opportunity Fund, Baron Fifth Avenue Growth Fund and Baron Discovery Fund.

Each Fund offers Retail Shares and Institutional Shares. Baron Asset Fund, Baron Growth Fund, Baron Small Cap Fund and Baron Fifth Avenue Growth Fund began offering R6 shares on January 29, 2016. Each class of shares differs only in its ongoing fees, expenses and eligibility requirements. Retail Shares are offered to all investors. Institutional Shares are for investments in the amount of $1 million or more per Fund. Institutional Shares are intended for certain financial intermediaries that offer shares of Baron Funds through fee-based platforms, retirement platforms or other platforms. R6 Shares are for investments in the amount of $5 million or more per Fund. R6 Shares are available only to qualified 401(a) plans (including 401(k) plans, Keogh plans, profit sharing plans, money purchase pension plans, target benefit plans, defined benefit pension plans and Taft-Hartley multi-employer pension plans), endowment funds and foundations, any state, county or city, or its instrumentality, department, authority, or agency, 457 plans, including 457(a) governmental entity plans and tax-exempt plans, accounts registered to insurance companies, trust companies and bank trust departments, investment companies, both affiliated and not affiliated with the adviser, and any entity that is considered a corporation for tax purposes, including corporate non-qualified deferred compensation plans of such corporations. Each class of shares has equal rights to earnings and assets, except that each class bears different expenses for distribution and shareholder servicing. Each Fund’s investment income, realized and unrealized gains or losses on investments and foreign currency, and expenses other than those attributable to a specific class are allocated to each class based on its relative net assets. Each class of shares has exclusive voting rights with respect to matters that affect just that class.

The investment goals of the Funds are as follows:

Baron Asset Fund seeks capital appreciation through long-term investments primarily in securities of medium-sized companies with undervalued assets or favorable growth prospects.

Baron Growth Fund seeks capital appreciation through long-term investments primarily in securities of small-sized growth companies.

Baron Small Cap Fund seeks capital appreciation through investments primarily in securities of small-sized growth companies.

Baron Opportunity Fund seeks capital appreciation through investments primarily in growth companies that benefit from technology advances.

Baron Fifth Avenue Growth Fund seeks capital appreciation through investments primarily in securities of large-sized growth companies.

Baron Discovery Fund seeks capital appreciation through investments primarily in securities of small-sized growth companies.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the period. Actual results could differ from those estimates. Events occurring subsequent to the date of the Statements of Assets and Liabilities and through the date of issuance of the financial statements have been evaluated for adjustment to or disclosure in the financial statements.

a) Security Valuation. The Funds’ share prices or net asset values are calculated as of the close of the regular trading session (usually 4 p.m. E.T.) on the New York Stock Exchange (“NYSE”) on any day the NYSE is open. Portfolio securities traded on any national stock exchange are valued based on the last sale price on the exchange where such shares are principally traded. For securities traded on NASDAQ, the Funds use the NASDAQ Official Closing Price. If there are no sales on a given day, the value of the security may be the average of the most recent bid and asked quotations on such exchange or the last sale price from a prior day. Where market quotations are not readily available, or, if in BAMCO, Inc.’s (the “Adviser”) judgment, they do not accurately reflect the fair value of a security, or an event occurs after the market close but before the Funds are priced that materially affects the value of a security, the security will be valued by the Adviser using policies and procedures approved by the Board of Trustees (the “Board”). The Adviser has a Fair Valuation Committee (the “Committee”) comprised of senior management representatives and the Committee reports to the Board every quarter. Factors the Committee may consider when valuing a security include whether a current price is stale, there is recent news, the security is thinly traded, transactions are infrequent or quotations are genuine. There can be no guarantee, however, that a fair valuation used by the Funds on any given day will more accurately reflect the market value of an investment than the closing price of such investment in its market. Debt instruments having a remaining maturity greater than 60 days will be valued on the basis of prices obtained from a pricing service approved by the Board or at the mean of the bid and ask prices from the dealer maintaining an active market in that security. The value of the Funds’ investments in convertible bonds is determined primarily by obtaining valuations from independent pricing services based on readily available bid quotations or, if quotations are not available, by methods which include various considerations such as yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Other inputs used by an independent pricing service to value convertible bonds generally include underlying stock data, conversion premiums, listed bond and preferred stock prices and other market information which may include benchmark curves, trade execution data, and sensitivity analysis, when available. Money market instruments held by the Funds with a remaining maturity of 60 days or less are generally valued at amortized cost, which approximates fair value. Open-end investment companies, including securities lending collateral invested in registered investment company money market funds, are valued at their net asset value each day.

Non-U.S. equity securities are valued on the basis of their most recent closing market prices and translated into U.S. dollars at 4 p.m. E.T., except under the circumstances described below. Most foreign markets close before 4 p.m. E.T. For securities primarily traded in the Far East, for example, the most recent closing prices may be as much as fifteen hours old at 4 p.m. E.T. If the Adviser determines that developments between the close of the foreign markets and 4 p.m. E.T. will, in its judgment, materially affect the value of some or all of the Funds’ non-U.S. securities, the Adviser will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of 4 p.m. E.T. In deciding whether to make these adjustments, the Adviser may review a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent non-U.S. securities and baskets of non-U.S. securities. The Adviser may also fair value securities in other situations, for example, when a particular foreign market is closed but the Funds are open. The Adviser uses an outside pricing service that utilizes a systematic methodology to provide the Adviser with closing market prices and information used for adjusting those prices. The Adviser cannot predict how often it will use closing prices or how often it will adjust those prices. As a means of evaluating its fair value process, the Adviser routinely compares closing market prices, the next day’s opening prices in the same markets, and the adjusted prices. Other mutual funds may adjust the prices of their securities by different amounts.

Baron Funds	March 31, 2016

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

2. SIGNIFICANT ACCOUNTING POLICIES (Continued)

b) Securities Transactions, Investment Income and Expense Allocation. Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on an identified cost basis for financial reporting and federal income tax purposes. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis, which includes the accretion of discounts and amortization of premiums. Certain dividends from foreign securities will be recorded as soon as the Funds are informed of the dividend if such information is obtained subsequent to the ex-dividend date. Distributions received from certain investments held by the Funds may be comprised of dividends, realized gains and returns of capital. The Funds originally estimate the expected classification of such payments. The amounts may subsequently be reclassified upon receipt of information from the issuer. The Funds are charged for those expenses of the Trust that are directly attributable to each Fund, such as advisory and custodian fees. Expenses that are not directly attributable to a Fund are typically allocated among the Funds in proportion to their respective net assets.

c) Foreign Currency Translations. Values of assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the price of such currencies at the time the net asset value is determined. Purchases and sales of investments and dividend income are converted at the prevailing rate of exchange on the respective dates of such transactions. Net realized gain (loss) on foreign currency transactions includes gain (loss) arising from the fluctuation in the exchange rates between trade and settlement dates on security transactions and currency gain (loss) between the accrual and payment dates on dividends and foreign withholding taxes. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currency transactions. The Funds may invest in foreign securities and foreign currency transactions that may involve risks not associated with domestic investments as a result of the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, among others.

Pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are generally treated as ordinary income for U.S. federal income tax purposes.

d) Securities Lending. The Funds may lend securities to certain brokers under the terms of a master netting agreement. Upon such loans, the Funds receive collateral which is maintained by the custodian. The Funds may pay fees to the custodian for administering the securities lending program. The Funds earn interest on such collateral and earn income in the form of negotiated lenders’ fees, both of which are included in securities lending income in the Statements of Operations. Securities loaned are required to be secured at all times by collateral equal to at least 102% of the market value of the securities loaned. Risks may arise upon entering into securities lending to the extent that the value of the collateral is less than the value of the securities loaned due to the changes in the value of collateral or the loaned securities. The collateral is marked-to-market daily and settled on the next business day. The Funds may receive collateral in the form of cash or other eligible securities, such as a letter of credit issued by a U.S. bank or securities issued or guaranteed by the U.S. government. Securities purchased with cash collateral are subject to the risks inherent in investing in these securities.

At March 31, 2016, the Funds did not have any securities on loan.

e) Repurchase Agreements. The Funds may invest in repurchase agreements, which are short term investments whereby the Funds acquire ownership of a debt security and the seller agrees to repurchase the security at a future date at a specified price. When entering into repurchase agreements, it is the Funds’ policy that their custodian take possession of the underlying collateral securities, the market value of which, at all times, equals at least 102% of the principal amount of the repurchase transaction. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited.

f) Master Limited Partnerships. The Funds may invest in master limited partnerships (”MLPs”). MLPs are limited partnerships or limited liability companies, whose partnership units or limited liability interests are listed and traded on a U.S. securities exchange, and are treated as publicly traded partnerships for federal income tax purposes. To qualify to be treated as a partnership for tax purposes, an MLP must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Internal Revenue Code of 1986, as amended. These qualifying sources include interest, dividend, real property rent, gain from sale or other disposition of real property and income from activities such as the exploration, development, mining, production, processing, refining, transportation, storage and marketing of mineral or natural resources.

Investments in securities of MLPs involve risks that differ from investments in common stock including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, and cash flow risks. MLP common units and other equity securities can be affected by macro-economic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards MLPs or the energy sector, changes in a particular issuer’s financial condition, or unfavorable or unanticipated poor performance of a particular issuer (in the case of MLPs, generally measured in terms of distributable cash flow). Prices of common units of individual MLPs and other equity securities of MLPs also can be affected by fundamentals unique to the partnership or company, including earnings power and coverage ratios.

g) Federal and Foreign Income Taxes. The Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. None of the Funds will be subject to federal or state income taxes to the extent that they qualify as regulated investment companies and substantially all of their income is distributed.

The Funds may be subject to foreign taxes on income and gains on investments that are accrued based upon the Funds’ understanding of the tax rules and regulations that exist in the countries in which the Funds invest. Foreign governments may also impose taxes or other payments on investments with respect to foreign securities. Such taxes are accrued as applicable.

h) Restricted Securities. The Funds may invest in securities that are restricted as to public sale in accordance with the Securities Act of 1933. Such assets are valued by the Adviser pursuant to policies and procedures approved by the Board.

i) Distributions to Shareholders. Income and capital gain distributions to shareholders are determined in accordance with income tax regulations which may differ from GAAP. These differences are primarily due to differing treatments for net investment loss, foreign currency gains and losses, reclassification of distributions, partnership basis adjustments, income from passive foreign investment companies and wash sale losses deferred.

j) Commitments and Contingencies. In the normal course of business, the Funds may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnification. The maximum exposure to the Funds under these agreements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

k) Cash and Cash Equivalents. The Funds consider all short term liquid investments with a maturity of three months or less when purchased to be cash equivalents.

March 31, 2016	Baron Funds

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

3. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities, other than short term securities, for the six months ended March 31, 2016 were as follows:

Fund	Purchases	Sales

Baron Asset Fund	$238,709,902	$321,929,218
Baron Growth Fund	190,546,039	1,325,783,230
Baron Small Cap Fund	149,278,330	1,044,781,123
Baron Opportunity Fund	49,829,193	88,141,357
Baron Fifth Avenue Growth Fund	17,864,754	9,265,597
Baron Discovery Fund	14,298,320	57,852,611

4. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

a) Investment Advisory Fees. The Adviser, a wholly owned subsidiary of Baron Capital Group, Inc. (“BCG”), serves as investment adviser to the Funds. As compensation for services rendered, the Adviser receives a fee payable monthly from Baron Asset Fund, Baron Growth Fund, Baron Small Cap Fund, Baron Opportunity Fund and Baron Discovery Fund equal to 1% per annum of the average daily net assets of the respective Funds. For Baron Opportunity Fund and Baron Discovery Fund, the Adviser has contractually agreed to reduce its fee, to the extent required to limit the net annual operating expense ratio (excluding portfolio transaction costs, interest, dividend and extraordinary expenses) to 1.50% and 1.35% of average daily net assets of the Retail Shares, and 1.25% and 1.10% of average daily net assets of the Institutional Shares, respectively.

Prior to May 10, 2016, the Adviser received a fee payable monthly from Baron Fifth Avenue Growth Fund equal to 0.90% per annum for daily net assets under $1 billion, 0.85% per annum for daily net assets greater than $1 billion but less than $2 billion and 0.80% per annum for daily net assets greater than $2 billion. Effective May 10, 2016, the Adviser receives a fee payable monthly from Baron Fifth Avenue Growth Fund equal to 0.70% per annum of the daily net assets of the Fund.

Prior to May 10, 2016, the Adviser had contractually agreed to reduce its fee for Baron Fifth Avenue Growth Fund, to the extent required to limit the net annual operating expense ratio (excluding portfolio transaction costs, interest, dividend and extraordinary expenses) to 1.30%, 1.05% and 1.04% of average daily net assets of the Retail Shares, Institutional Shares and R6 Shares, respectively. Effective May 10, 2016, the Adviser has contractually agreed to reduce its fee, to the extent required to limit the net annual operating expense ratio (excluding portfolio transaction costs, interest, dividend and extraordinary expenses) to 1.10%, 0.85% and 0.84% of average daily net assets of the Retail Shares, Institutional Shares and R6 Shares, respectively.

b) Distribution Fees. Baron Capital, Inc. (“BCI”), a wholly owned subsidiary of BCG, is a registered limited purpose broker-dealer and the distributor of the Funds’ shares. The Funds are authorized to pay BCI a distribution fee payable monthly pursuant to a distribution plan under Rule 12b-1 of the 1940 Act equal to 0.25% per annum of the Retail Shares’ average daily net assets of the respective Funds.

c) Trustee Fees. Certain Trustees of the Trust may be deemed to be affiliated with, or interested persons (as defined by the 1940 Act) of the Funds’ Adviser or of BCI. None of the Trustees so affiliated received compensation for his or her services as a Trustee of the Trust. None of the Funds’ officers received compensation from the Funds for their services as an officer.

d) Fund Accounting and Administration Fees. The Funds have entered into an agreement with State Street Bank and Trust Company (“State Street”) to perform accounting and certain administrative services. State Street is compensated for fund accounting services based on a percentage of the Funds’ net assets, subject to certain minimums plus fixed annual fees for the administrative services.

e) Voluntary Payment. In January 2015, the Adviser made a voluntary payment to Baron Discovery Fund in the amount of $1,000 to compensate the Fund for a loss incurred due to a trade processing error. The impact of this payment increased the Fund’s total return by less than 0.01%.

f) Cross Trades. The Funds are permitted to purchase securities from, or sell securities to, other Funds within the Trust, other Funds in the Baron Select Funds Trust, and other entities advised or subadvised by the Adviser, pursuant to “Cross-Trading” Procedures adopted by the Board. These procedures have been designed to ensure that any cross-trade of securities by the respective Baron Fund from or to another fund/other entity that is or could be considered an affiliate of the respective Baron Fund under certain limited circumstances by virtue of having a common investment adviser, common officer, or common Trustee complies with Rule 17a-7 under the 1940 Act. Further, as defined under these procedures, each cross-trade is effected at the current market price and with no commissions. Pursuant to these procedures, for the six months ended March 31, 2016, the Funds engaged in the following cross-trades, which resulted in the following net realized gains (losses):

	Purchases	Sales	Net Realized Gain (Loss)

Baron Asset Fund	$—	$3,036,100	$(3,290,594)
Baron Growth Fund	13,500,994	44,100,771	(43,142,356)
Baron Small Cap Fund	1,080,225	—	—
Baron Opportunity Fund	—	1,726,250	47,156
Baron Discovery Fund	462,000	391,335	(10,893)

5. LINE OF CREDIT

The Funds, together with other funds in Baron Select Funds Trust (except Baron Partners Fund), participate in a committed line of credit agreement with State Street to be used for temporary purposes, primarily for financing redemptions. Each Fund may borrow up to the lesser of $100 million or the maximum amount each Fund may borrow under the 1940 Act, the limitations included in each Fund’s prospectus, or any limit or restriction under any law or regulation to which each Fund is subject or any agreement to which each Fund is a party; provided that the aggregate outstanding principal amount of all loans to any of the Funds may not exceed $100 million. Interest is charged to each Fund, based on its borrowings, at a rate per annum equal to the higher of the Overnight Federal Funds Rate or the Overnight LIBOR Rate plus a margin of 1.00%. An upfront fee of 0.05% is incurred on the commitment amount and a commitment fee of 0.15% per annum is incurred on the unused portion of the line of credit. Both fees are allocated to the participating Funds based on their relative net assets.

Baron Funds	March 31, 2016

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

5. LINE OF CREDIT (Continued)

During the six months ended March 31, 2016, Baron Growth Fund, Baron Small Cap Fund and Baron Opportunity Fund had borrowings under the line of credit and incurred interest expense of $44,066, $15,986 and $3,835, respectively. For the 46 days during which there were borrowings, Baron Growth Fund had an average daily balance on the line of credit of $25.5 million at a weighted average interest rate of 1.37%. For the 16 days during which there were borrowings, Baron Small Cap Fund had an average daily balance on the line of credit of $28.6 million at a weighted average interest rate of 1.28%. For the 30 days during which there were borrowings, Baron Opportunity Fund had an average daily balance on the line of credit of $3.3 million at a weighted average interest rate of 1.44%.

6. RESTRICTED SECURITIES

At March 31, 2016, investments in securities included securities that are restricted and/or illiquid. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale and are valued pursuant to the policies and procedures for fair value pricing approved by the Board. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Funds may receive more or less than this valuation in an actual sale and that difference could be material. At March 31, 2016, the Funds held investments in restricted and/or illiquid securities that were valued pursuant to policies and procedures for fair value pricing as follows:

	Baron Asset Fund

	Acquisition
Name of Issuer	Date(s)	Value
Private Equity Investments
Windy City Investments Holdings, L.L.C.
(Cost $0) (0.24% of Net Assets)	11/13/2007-1/27/2011	$5,856,665

	Baron Growth Fund

	Acquisition
Name of Issuer	Date(s)	Value
Private Equity Investments
Windy City Investments Holdings, L.L.C.
(Cost $0) (0.03% of Net Assets)	11/13/2007-1/27/2011	$1,971,394

	Baron Discovery Fund

	Acquisition
Name of Issuer	Date(s)	Value
Warrants
Barfresh Food Group, Inc., Warrants, Exp 3/13/2020
(Cost $0) (0.33% of Net Assets)	2/23/2015	$96,000

7. FAIR VALUE MEASUREMENTS

Fair value is defined by GAAP as the price that the Funds would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market for the investment. GAAP provides a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability. Inputs may be observable or unobservable. Observable inputs are based on market data obtained from sources independent of the Funds. Unobservable inputs are inputs that reflect the Funds’ own assumptions based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1 –	quoted prices in active markets for identical assets or liabilities;

•	Level 2 –
prices determined using other inputs that are observable either directly or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.);

•	Level 3 –
prices determined using unobservable inputs when quoted prices or observable inputs are unavailable, such as when there is little or no market activity for an asset or liability (unobservable inputs reflect each Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, non-U.S. securities, with markets that close hours before the Funds value their holdings, may require revised valuations due to significant movement in the U.S. markets. Since these values are not obtained from quoted prices in an active market, such securities are reflected as Level 2.

The Funds have procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. Under these procedures, the Funds primarily employ a market-based approach that may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine its fair value. The Funds may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

March 31, 2016	Baron Funds

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

7. FAIR VALUE MEASUREMENTS (Continued)

The following is a summary of the inputs used as of March 31, 2016 in valuing the Funds’ investments carried at fair value:

	Baron Asset Fund

	Quoted Prices in
	Active Markets	Other
	for Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Common Stocks†	$2,427,941,578	$—	$—	$2,427,941,578
Private Equity Investments	—	—	5,856,665	5,856,665
Short Term Investments	—	59,272,508	—	59,272,508

Total Investments	$2,427,941,578	$59,272,508	$5,856,665	$2,493,070,751

Transfers between Levels 1, 2 or 3, if any, are recognized at ending value on March 31, 2016. There have been no transfers in and out of Level 1, 2 or 3 fair value measurements for the Fund for the six months ended March 31, 2016.

	Baron Growth Fund

	Quoted Prices in
	Active Markets	Other
	for Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Common Stocks†	$5,864,806,913	$—	$—	$5,864,806,913
Preferred Stocks	—	12,139,421	—	12,139,421
Private Equity Investments	—	—	1,971,394	1,971,394
Short Term Investments	—	204,289,253	—	204,289,253

Total Investments	$5,864,806,913	$216,428,674	$1,971,394	$6,083,206,981

Transfers between Levels 1, 2 or 3, if any, are recognized at ending value on March 31, 2016. There have been no transfers in and out of Level 1, 2 or 3 fair value measurements for the Fund for the six months ended March 31, 2016.

	Baron Small Cap Fund

	Quoted Prices in
	Active Markets	Other
	for Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Common Stocks†	$3,541,298,864	$—	$—	$3,541,298,864
Short Term Investments	—	21,855,862	—	21,855,862

Total Investments	$3,541,298,864	$21,855,862	$—	$3,563,154,726

Transfers between Levels 1, 2 or 3, if any, are recognized at ending value on March 31, 2016. There have been no transfers in and out of Level 1, 2 or 3 fair value measurements for the Fund for the six months ended March 31, 2016.

	Baron Opportunity Fund

	Quoted Prices in
	Active Markets	Other
	for Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Common Stocks†	$268,315,646	$—	$—	$268,315,646

Total Investments	$268,315,646	$—	$—	$268,315,646

$751,578 was transferred out of Level 2 into Level 1 at March 31, 2016 due to the expiration of a lock-up restriction. It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the end of the period.

† See Statements of Net Assets for additional detailed categorizations.

Baron Funds	March 31, 2016

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

7. FAIR VALUE MEASUREMENTS (Continued)

	Baron Fifth Avenue Growth Fund

	Quoted Prices in
	Active Markets	Other
	for Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Common Stocks†	$154,655,161	$—	$—	$154,655,161
Short Term Investments	—	2,646,256	—	2,646,256

Total Investments	$154,655,161	$2,646,256	$—	$157,301,417

$3,413,188 was transferred out of Level 2 into Level 1 at March 31, 2016 as a result of not adjusting closing prices for certain securities (as described in Note 2a) due to significant market movements between the time at which the Fund valued its securities and the earlier closing of foreign markets. $517,752 was transferred out of Level 2 into Level 1 at March 31, 2016 due to the expiration of a lock-up restriction. It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the end of the period.

	Baron Discovery Fund

	Quoted Prices in
	Active Markets	Other
	for Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Common Stocks†	$27,019,639	$—	$—	$27,019,639
Warrants	—	96,000	—	96,000
Short Term Investments	—	1,712,844	—	1,712,844

Total Investments	$27,019,639	$1,808,844	$—	$28,828,483

$568,992 was transferred out of Level 2 into Level 1 at March 31, 2016 as a result of not adjusting closing prices for certain securities (as described in Note 2a) due to significant market movements between the time at which the Fund valued its securities and the earlier closing of foreign markets. It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the end of the period.

† See Statements of Net Assets for additional detailed categorizations.

The following is a reconciliation of investments in which unobservable inputs (Level 3) were used in determining fair value:

	Baron Asset Fund

										Change in Net
										Unrealized
										Appreciation
										(Depreciation)
			Net	Net Change in						from Investments
	Balance as of	Accrued	Realized	Unrealized			Transfers	Transfers	Balance as of	still held at
Investments in	September 30,	Premiums/	Gain	Appreciation			Into	Out of	March 31,	March 31,
Securities	2015	Discounts	(Loss)	(Depreciation)	Purchases	Sales	Level 3	Level 3	2016	2016
Private Equity Investments
Financials	$5,997,789	$—	$—	$(141,124)	$—	$—	$—	$—	$5,856,665	$(141,124)

Total	$5,997,789	$—	$—	$(141,124)	$—	$—	$—	$—	$5,856,665	$(141,124)

	Baron Growth Fund

										Change in Net
										Unrealized
										Appreciation
										(Depreciation)
			Net	Net Change in						from Investments
	Balance as of	Accrued	Realized	Unrealized			Transfers	Transfers	Balance as of	still held at
Investments in	September 30,	Premiums/	Gain	Appreciation			Into	Out of	March 31,	March 31,
Securities	2015	Discounts	(Loss)	(Depreciation)	Purchases	Sales	Level 3	Level 3	2016	2016
Private Equity Investments
Financials	$2,018,898	$—	$—	$(47,504)	$—	$—	$—	$—	$1,971,394	$(47,504)

Total	$2,018,898	$—	$—	$(47,504)	$—	$—	$—	$—	$1,971,394	$(47,504)

March 31, 2016	Baron Funds

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

8. INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

Federal income tax regulations differ from GAAP. Therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and net realized gain for financial reporting purposes. Net investment income (loss) and net realized and unrealized gain (loss) differ for financial statement and tax purposes due to differing treatments of net investment loss, foreign currency gains and losses, reclassification of distributions, partnership basis adjustments, income from passive foreign investment companies and wash sale losses deferred. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

As of March 31, 2016, the components of net assets on a tax basis were as follows:
			Baron	Baron	Baron Fifth	Baron
	Baron	Baron Growth	Small Cap	Opportunity	Avenue Growth	Discovery
	Asset Fund	Fund	Fund	Fund	Fund	Fund
Cost of investments	$1,166,237,534	$2,833,822,967	$1,874,596,762	$189,555,422	$111,115,037	$26,860,270

Gross tax unrealized appreciation	1,354,432,019	3,315,671,505	1,795,841,927	92,162,807	57,295,510	3,982,561
Gross tax unrealized depreciation	(27,598,802)	(66,287,491)	(107,283,963)	(13,402,583)	(11,109,130)	(2,014,348)

Net tax unrealized appreciation	1,326,833,217	3,249,384,014	1,688,557,964	78,760,224	46,186,380	1,968,213
Net tax unrealized currency appreciation (depreciation)	—	340	1,015	(6)	(20)	—
Accumulated net investment loss	(13,814,016)	(17,358,546)	(23,159,172)	(3,865,986)	(687,884)	(688,083)
Undistributed (accumulated) net realized gain (loss)	88,959,810	438,884,992	224,269,586	15,524,815	(5,574,396)	(10,043,099)
Paid-in capital	1,087,628,015	2,411,477,291	1,680,504,255	177,642,936	115,103,608	37,863,972

Net Assets	$2,489,607,026	$6,082,388,091	$3,570,173,648	$268,061,983	$155,027,688	$29,101,003

As of September 30, 2015, the Funds had capital loss carryforwards expiring as follows:
			Baron	Baron	Baron Fifth	Baron
	Baron	Baron Growth	Small	Opportunity	Avenue Growth	Discovery
	Asset Fund	Fund	Cap Fund	Fund	Fund	Fund
Short term capital loss carryforwards:
September 30, 2018	$—	$—	$—	$—	$40,745	$—
No expiration date	—	—	—	—	—	124,246

	$—	$—	$—	$—	$40,745	$124,246

The tax character of distributions paid during the six months ended March 31, 2016 and the fiscal year ended September 30, 2015 was as follows:

	Six Months Ended		Year Ended
	March 31, 2016		September 30, 2015

		Long Term		Long Term
Fund	Ordinary[1]	Capital Gain	Ordinary[1]	Capital Gain

Baron Asset Fund	$—	$267,708,480	$—	$172,706,950
Baron Growth Fund	—	593,543,313	1,103,459	348,014,188
Baron Small Cap Fund	—	449,317,328	—	308,935,371
Baron Opportunity Fund	—	32,674,421	—	23,570,953
Baron Fifth Avenue Growth Fund	—	—	79,146	—
Baron Discovery Fund	—	—	—	—

1For tax purposes, short—term capital gains are considered ordinary income distributions.

The Funds follow the provisions of FASB Codification Section 740 (“ASC Section 740”) “Accounting for Uncertainty in Income Taxes” which clarifies the accounting for uncertainty in tax positions taken or expected to be taken on a tax return. ASC Section 740 sets forth a threshold for financial statement recognition, measurement and disclosure of tax positions taken or expected to be taken on a tax return. The Funds are required to recognize the tax effects of certain tax positions under a “more likely than not” standard, that based on their technical merits, have more than 50 percent likelihood of being sustained upon examination. Management has analyzed the tax positions taken on the Funds’ federal income tax returns for all open years (current and prior three years), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. At March 31, 2016, the Funds did not have any uncertain tax benefits that require recognition, de-recognition or disclosure. The Funds’ federal, state and local income and federal excise tax returns for which the applicable statutes of limitations have not expired (current and prior three years) are subject to examination by the Internal Revenue Service and state departments of revenue.

9. OWNERSHIP CONCENTRATION

As of March 31, 2016, the officers, trustees, and portfolio managers owned, directly or indirectly, 15.2% of Baron Fifth Avenue Growth Fund. As a result of their ownership, these investors may be able to materially affect the outcome of matters presented to Baron Fifth Avenue Growth Fund shareholders.

Baron Funds	March 31, 2016

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

10. TRANSACTIONS IN “AFFILIATED” COMPANIES1

BARON GROWTH FUND
				Net Change in
	Value at			Unrealized			Shares Held at	Value at
	September 30,	Purchase	Sales	Appreciation	Realized	Dividend	March 31,	March 31,
Name of Issuer	2015	Cost	Proceeds	(Depreciation)	Gains/(Losses)	Income	2016	2016
“Affiliated” Company as of March 31, 2016:
Benefitfocus, Inc.	$72,636,688	$—	$—	$4,881,185	$—	$—	2,324,374	$77,517,873
CaesarStone Sdot-Yam Ltd.	51,680,000	13,075,792	—	7,336,648	—	—	2,098,761	72,092,440
Choice Hotels International, Inc.	143,307,375	—	—	19,248,000	—	1,233,075	3,007,500	162,555,375
ConforMIS, Inc.	32,697,431	12,312,304	—	(18,336,082)	—	—	2,481,270	26,673,653
Iridium Communications, Inc.	46,084,638	—	—	12,888,711	—	—	7,493,437	58,973,349
Iridium Communications, Inc.,
Series B, 6.75%	10,021,645	—	—	2,11 7,776	—	346,562	41,074	12,139,421
Marriott Vacations Worldwide Corp.	98,803,000	6,078,759	—	(256,759)	—	915,000	1,550,000	104,625,000
Primerica, Inc.	121,689,000	—	—	(1,458,000)	—	891,000	2,700,000	120,231,000
Vail Resorts, Inc.	216,143,264	—	—	59,920,496	—	4,243,164	2,064,800	276,063,760

	$793,063,041	$31,466,855	$—	$86,341,975	$—	$7,628,801		$910,871,871

No Longer an “Affiliated” Company as of March 31, 2016:
AO World plc (United Kingdom)	$63,686,752	$15,471,540	$54,344,607	$38,131,840	$(45,315,116)	$—	6,857,717	$17,630,409

BARON SMALL CAP FUND
				Net Change in
	Value at			Unrealized			Shares Held at	Value at
	September 30,	Purchase	Sales	Appreciation	Realized	Dividend	March 31,	March 31,
Name of Issuer	2015	Cost	Proceeds	(Depreciation)	Gains/(Losses)	Income	2016	2016
“Affiliated” Company as of March 31, 2016:
The Chefs’ Warehouse, Inc.	$28,320,000	$—	$—	$12,260,000	$—	$—	2,000,000	$40,580,000

No Longer an “Affiliated” Company as of March 31, 2016:
Del Frisco’s Restaurant Group, Inc.	$27,780,000	$—	$15,044,707	$10,073,395	$(6,254,537)	$—	998,441	$16,554,151
Ferroglobe plc (formerly, Globe
Specialty Metals, Inc.)	47,150,802	—	10,469,467	(7,740,115)	(2,511,220)	500,000	3,000,000	26,430,000

	$74,930,802	$—	$25,514,174	$2,333,280	$(8,765,757)	$500,000		$42,984,151

1An “Affiliated” Company (“affiliated person” as defined in the 1940 Act), is a company in which a Fund held 5% or more of the company’s outstanding voting securities at any time during the six months ended March 31, 2016.

11. DISCLOSURES REGARDING OFFSETTING ASSETS AND LIABILITIES

In December 2011, FASB issued an Accounting Standards Update (“ASU”) related to disclosures about offsetting assets and liabilities in financial statements. This ASU requires an entity to disclose both gross and net information for derivatives, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions that are either offset in the statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. In January 2013, the FASB issued an ASU to clarify the scope of disclosures about offsetting assets and liabilities. The ASU is effective for reporting periods beginning on or after January 1, 2013. The Funds did not hold derivatives or participate in securities borrowing or securities lending activities at March 31, 2016.

March 31, 2016	Baron Funds

FINANCIAL HIGHLIGHTS (Unaudited)

BARON ASSET FUND
Selected data for a share outstanding throughout each period:

RETAIL SHARES	Six Months
	Ended
	March 31,	Year Ended September 30,

	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
Net asset value, beginning of period	$60.88	$63.75	$61.37	$52.03	$49.00	$49.27	$43.62	$52.12	$66.57	$60.08

Income (loss) from investment operations:
Net investment loss	(0.02)[1]	(0.41)[1]	(0.44)[1]	(0.34)[1]	(0.14)[1]	(0.23)[1]	(0.28)[1]	(0.20)[1]	(0.29)[1]	(0.10)[1]
Net realized and unrealized gain (loss) on investments	1.94	1.71	8.42	13.44	10.94	0.73	5.93	(5.68)	(12.08)	11.27

Total from investment operations	1.92	1.30	7.98	13.10	10.80	0.50	5.65	(5.88)	(12.37)	11.17

Less distributions to shareholders from:
Net investment income	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Net realized gain on investments	(6.57)	(4.17)	(5.60)	(3.76)	(7.77)	(0.77)	0.00	(2.62)	(2.08)	(4.68)

Total distributions	(6.57)	(4.17)	(5.60)	(3.76)	(7.77)	(0.77)	0.00	(2.62)	(2.08)	(4.68)

Net asset value, end of period	$56.23	$60.88	$63.75	$61.37	$52.03	$49.00	$49.27	$43.62	$52.12	$66.57

Total return	2.97%[4]	1.81%	13.59%	27.17%	24.65%	0.85%	12.95%	(9.88)%	(19.14)%	19.56%

Ratios/Supplemental data:
Net assets (in millions), end of period	$1,767.3	$1,804.3	$2,000.5	$2,024.2	$1,845.6	$1,924.9	$2,424.2	$2,652.6	$3,311.8	$4,468.0

Ratio of operating expenses to average net assets	1.32%[5]	1.31%	1.31%	1.32%	1.33%	1.33%	1.32%	1.36%[2]	1.33%[2]	1.34%[2]

Ratio of net investment loss to average net assets	(0.07)%[5]	(0.62)%	(0.70)%	(0.62)%	(0.28)%	(0.41)%	(0.61)%	(0.54)%	(0.49)%	(0.17)%

Portfolio turnover rate	9.77%[4]	13.53%	11.26%	12.04%	13.11%	23.89%	13.04%	14.67%	16.02%	13.39%

INSTITUTIONAL SHARES	Six Months Ended March 31,	Year Ended September 30,						R6 SHARES		Six Months Ended March 31,

	2016	2015	2014	2013	2012	2011	2010	2009[3]		2016[6]
Net asset value, beginning of period	$62.19	$64.87	$62.20	$52.55	$49.30	$49.43	$43.65	$37.38		$53.85

Income (loss) from investment operations:
Net investment income (loss)	0.06 [1]	(0.24)[1]	(0.28)[1]	(0.21)[1]	0.01 [1]	(0.10)[1]	(0.15)[1]	(0.05)[1]		(0.03)[1]
Net realized and unrealized gain on investments	1.98	1.73	8.55	13.62	11.01	0.74	5.93	6.32		3.84

Total from investment operations	2.04	1.49	8.27	13.41	11.02	0.64	5.78	6.27		3.81

Less distributions to shareholders from:
Net investment income	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00		0.00
Net realized gain on investments	(6.57)	(4.17)	(5.60)	(3.76)	(7.77)	(0.77)	0.00	0.00		0.00

Total distributions	(6.57)	(4.17)	(5.60)	(3.76)	(7.77)	(0.77)	0.00	0.00		0.00

Net asset value, end of period	$57.66	$62.19	$64.87	$62.20	$52.55	$49.30	$49.43	$43.65		$57.66

Total return	3.11%[4]	2.09%	13.90%	27.51%	24.99%	1.14%	13.24%	16.77%[4]		7.08%[4]

Ratios/Supplemental data:
Net assets (in millions), end of period	$722.2	$719.1	$689.8	$506.1	$386.7	$288.9	$242.8	$82.3		$0.1

Ratio of operating expenses to average net assets	1.05%[5]	1.04%	1.04%	1.05%	1.06%	1.06%	1.06%	1.16%[5]		1.05%[5]

Ratio of net investment income (loss) to average net assets	0.20%[5]	(0.36)%	(0.43)%	(0.38)%	0.02%	(0.18)%	(0.33)%	(0.39)%[5]		(0.33)%[5]

Portfolio turnover rate	9.77%[4]	13.53%	11.26%	12.04%	13.11%	23.89%	13.04%	14.67%		9.77%[4]

[1]	Based on average shares outstanding.
[2]	Benefit of expense reduction rounds to less than 0.01%.
[3]	For the period May 29, 2009 (initial offering of Institutional Shares) to September 30, 2009.
[4]	Not Annualized.
[5]	Annualized.
[6]	For the period January 29, 2016 (initial offering of R6 Shares) to March 31, 2016.

See Notes to Financial Statements.	37

Baron Funds	March 31, 2016

FINANCIAL HIGHLIGHTS (Unaudited) (Continued)

BARON GROWTH FUND
Selected data for a share outstanding throughout each period:

RETAIL SHARES	Six Months
	Ended
	March 31,	Year Ended September 30,

	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
Net asset value, beginning of period	$68.25	$70.46	$68.67	$58.19	$46.18	$44.37	$39.00	$41.69	$54.55	$47.23

Income (loss) from investment operations:
Net investment income (loss)	(0.06)[1]	(0.27)[1]	0.06 [1]	(0.12)[1]	0.20 [1]	(0.29)[1]	(0.34)[1]	(0.18)[1]	(0.28)[1]	(0.25)[1]
Net realized and unrealized gain (loss) on investments	1.22	1.28	3.45	16.37	12.64	2.10	5.71	(2.47)	(10.07)	10.11

Total from investment operations	1.16	1.01	3.51	16.25	12.84	1.81	5.37	(2.65)	(10.35)	9.86

Less distributions to shareholders from:
Net investment income	0.00	0.00	(0.03)	(0.18)	0.00	0.00	0.00	0.00	0.00	0.00
Net realized gain on investments	(6.03)	(3.22)	(1.69)	(5.59)	(0.83)	0.00	0.00	(0.04)	(2.51)	(2.54)

Total distributions	(6.03)	(3.22)	(1.72)	(5.77)	(0.83)	0.00	0.00	(0.04)	(2.51)	(2.54)

Net asset value, end of period	$63.38	$68.25	$70.46	$68.67	$58.19	$46.18	$44.37	$39.00	$41.69	$54.55

Total return	1.59%[5]	1.27%	5.11%	30.76%	28.12%	4.08%	13.77%	(6.34)%	(19.78)%	21.41%

Ratios/Supplemental data:
Net assets (in millions), end of period	$3,152.8	$3,511.2	$4,076.1	$4,644.2	$4,073.5	$4,110.8	$4,842.8	$5,034.5	$5,615.0	$7,075.9

Ratio of operating expenses to average net assets	1.31%[4,6]	1.29%[4]	1.29%[4]	1.30%	1.32%	1.32%	1.32%	1.35%[2]	1.32%[2]	1.31%[2]

Ratio of net investment income (loss) to average net assets	(0.20)%[6]	(0.37)%	0.08%	(0.20)%	0.38%	(0.56)%	(0.80)%	(0.56)%	(0.59)%	(0.49)%

Portfolio turnover rate	2.98%[5]	6.95%	13.15%	9.63%	13.70%	13.51%	16.12%	26.65%	25.97%	21.37%

INSTITUTIONAL SHARES
	Six Months Ended March 31,	Year Ended September 30,						R6 SHARES		Six Months Ended March 31,

	2016	2015	2014	2013	2012	2011	2010	2009[3]		2016[7]
Net asset value, beginning of period	$69.28	$71.33	$69.32	$58.70	$46.46	$44.52	$39.03	$33.71		$60.02

Income (loss) from investment operations:
Net investment income (loss)	0.02 [1]	(0.09)[1]	0.20 [1]	0.02 [1]	0.45 [1]	(0.17)[1]	(0.22)[1]	(0.04)[1]		0.05 [1]
Net realized and unrealized gain on investments	1.24	1.28	3.53	16.52	12.62	2.11	5.71	5.36		4.45

Total from investment operations	1.26	1.19	3.73	16.54	13.07	1.94	5.49	5.32		4.50

Less distributions to shareholders from:
Net investment income	0.00	(0.02)	(0.03)	(0.33)	0.00	0.00	0.00	0.00		0.00
Net realized gain on investments	(6.03)	(3.22)	(1.69)	(5.59)	(0.83)	0.00	0.00	0.00		0.00

Total distributions	(6.03)	(3.24)	(1.72)	(5.92)	(0.83)	0.00	0.00	0.00		0.00

Net asset value, end of period	$64.51	$69.28	$71.33	$69.32	$58.70	$46.46	$44.52	$39.03		$64.52

Total return	1.71%[5]	1.51%	5.39%	31.10%	28.45%	4.36%	14.07%	15.78%[5]		7.50%[5]

Ratios/Supplemental data:
Net assets (in millions), end of period	$2,929.6	$3,440.4	$3,694.5	$2,976.7	$1,747.3	$1,261.8	$728.9	$238.7		$0.0 [8]

Ratio of operating expenses to average net assets	1.05%[4,6]	1.04%[4]	1.04%[4]	1.05%	1.06%	1.06%	1.06%	1.13%[6]		1.05%[6]

Ratio of net investment income (loss) to average net assets	0.05%[6]	(0.12)%	0.28%	0.04%	0.83%	(0.33)%	(0.53)%	(0.29)%[6]		0.52%[6]

Portfolio turnover rate	2.98%[5]	6.95%	13.15%	9.63%	13.70%	13.51%	16.12%	26.65%		2.98%[5]

[1]	Based on average shares outstanding.
[2]	Benefit of expense reduction rounds to less than 0.01%.
[3]	For the period May 29, 2009 (initial offering of Institutional Shares) to September 30, 2009.
[4]	Interest expense rounds to less than 0.01%.
[5]	Not Annualized.
[6]	Annualized.
[7]	For the period January 29, 2016 (initial offering of R6 Shares) to March 31, 2016.
[8]	Less than $0.05 net assets (in millions).

38	See Notes to Financial Statements.

March 31, 2016	Baron Funds

FINANCIAL HIGHLIGHTS (Unaudited) (Continued)

BARON SMALL CAP FUND
Selected data for a share outstanding throughout each period:

RETAIL SHARES	Six Months
	Ended
	March 31,	Year Ended September 30,

	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
Net asset value, beginning of period	$30.34	$33.68	$32.83	$26.14	$20.84	$20.90	$17.96	$18.70	$25.47	$23.59

Income (loss) from investment operations:
Net investment loss	(0.06)[1]	(0.21)[1]	(0.01)[1]	(0.12)[1]	(0.19)[1]	(0.15)[1]	(0.06)[1]	(0.13)[1]	(0.09)[1]	(0.02)[1]
Net realized and unrealized gain (loss) on investments	0.52	(1.10)	2.14	7.61	5.96	0.09 [2]	3.00	(0.61)	(5.01)	4.96

Total from investment operations	0.46	(1.31)	2.13	7.49	5.77	(0.06)	2.94	(0.74)	(5.10)	4.94

Less distributions to shareholders from:
Net investment income	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Net realized gain on investments	(3.41)	(2.03)	(1.28)	(0.80)	(0.47)	0.00	0.00	(0.00)[3]	(1.67)	(3.06)

Total distributions	(3.41)	(2.03)	(1.28)	(0.80)	(0.47)	0.00	0.00	(0.00)	(1.67)	(3.06)

Net asset value, end of period	$27.39	$30.34	$33.68	$32.83	$26.14	$20.84	$20.90	$17.96	$18.70	$25.47

Total return	1.08%[6]	(4.32)%	6.52%	29.51%	28.09%	(0.29)%	16.37%	(3.95)%	(21.44)%	22.54%

Ratios/Supplemental data:
Net assets (in millions), end of period	$1,932.8	$2,601.4	$3,192.8	$3,626.1	$3,081.8	$2,842.0	$3,032.0	$2,719.4	$2,871.6	$3,522.4

Ratio of operating expenses to average net assets	1.32%[7,8]	1.30%	1.30%	1.31%	1.31%	1.31%	1.31%	1.34%[4]	1.32%[4]	1.31%[4]

Ratio of net investment loss to average net assets	(0.40)%[7]	(0.61)%	(0.04)%	(0.42)%	(0.76)%	(0.63)%	(0.30)%	(0.86)%	(0.42)%	(0.09)%

Portfolio turnover rate	3.78%[6]	14.66%	16.41%	20.35%	28.02%	32.81%	27.22%	35.83%	41.52%	36.51%

INSTITUTIONAL SHARES	Six Months Ended March 31,	Year Ended September 30,						R6 SHARES		Six Months Ended March 31,

	2016	2015	2014	2013	2012	2011	2010	2009[5]		2016[9]
Net asset value, beginning of period	$30.88	$34.16	$33.20	$26.36	$20.96	$20.97	$17.97	$15.52		$26.06

Income (loss) from investment operations:
Net investment income (loss)	(0.02)[1]	(0.13)[1]	0.06 [1]	(0.05)[1]	(0.13)[1]	(0.10)[1]	(0.03)[1]	(0.04)[1]		0.00 [1,3]
Net realized and unrealized gain (loss) on investments	0.53	(1.12)	2.18	7.69	6.00	0.09 [2]	3.03	2.49		1.92

Total from investment operations	0.51	(1.25)	2.24	7.64	5.87	(0.01)	3.00	2.45		1.92

Less distributions to shareholders from:
Net investment income	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00		0.00
Net realized gain on investments	(3.41)	(2.03)	(1.28)	(0.80)	(0.47)	0.00	0.00	0.00		0.00

Total distributions	(3.41)	(2.03)	(1.28)	(0.80)	(0.47)	0.00	0.00	0.00		0.00

Net asset value, end of period	$27.98	$30.88	$34.16	$33.20	$26.36	$20.96	$20.97	$17.97		$27.98

Total return	1.23%[6]	(4.08)%	6.79%	29.85%	28.41%	(0.05)%	16.69%	15.79%[6]		7.37%[6]

Ratios/Supplemental data:
Net assets (in millions), end of period	$1,637.3	$1,923.2	$2,057.4	$1,775.7	$1,111.0	$518.6	$261.1	$89.4		$0.1

Ratio of operating expenses to average net assets	1.07%[7,8]	1.04%	1.04%	1.05%	1.05%	1.06%	1.06%	1.16%[7]		1.08%[7,8]

Ratio of net investment income (loss) to average net assets	(0.16)%[7]	(0.37)%	0.18%	(0.16)%	(0.53)%	(0.42)%	(0.15)%	(0.75)%[7]		0.09%[7]

Portfolio turnover rate	3.78%[6]	14.66%	16.41%	20.35%	28.02%	32.81%	27.22%	35.83%		3.78%[6]

[1]	Based on average shares outstanding.
[2]	The amount shown for a share outstanding does not correspond with the aggregate realized and unrealized gain (loss) on investments for the period due to the timing of sales and redemptions of fund shares in relation to fluctuating market values of investments of the Fund.
[3]	Less than $0.01 per share.
[4]	Benefit of expense reduction rounds to less than 0.01%.
[5]	For the period May 29, 2009 (initial offering of Institutional Shares) to September 30, 2009.
[6]	Not Annualized.
[7]	Annualized.
[8]	Interest expense rounds to less than 0.01%.
[9]	For the period January 29, 2016 (initial offering of R6 Shares) to March 31, 2016.

See Notes to Financial Statements.	39

Baron Funds	March 31, 2016

FINANCIAL HIGHLIGHTS (Unaudited) (Continued)

BARON OPPORTUNITY FUND
Selected data for a share outstanding throughout each period:

RETAIL SHARES	Six Months Ended
	March 31,	Year Ended September 30,

	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
Net asset value, beginning of period	$17.12	$18.61	$19.26	$15.61	$12.83	$12.76	$10.61	$9.90	$13.01	$10.05

Income (loss) from investment operations:
Net investment loss	(0.04)[1]	(0.21)[1]	(0.24)[1]	(0.17)[1]	(0.17)[1]	(0.16)[1]	(0.13)[1]	(0.08)[1]	(0.09)[1]	(0.07)[1]
Net realized and unrealized gain (loss) on investments	0.08 [10]	(0.25)	0.79	4.06	2.95	0.23	2.28	0.79	(3.02)	3.03

Total from investment operations	0.04	(0.46)	0.55	3.89	2.78	0.07	2.15	0.71	(3.11)	2.96

Less distributions to shareholders from:
Net investment income	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Net realized gain on investments	(1.82)	(1.03)	(1.20)	(0.24)	0.00	0.00	0.00	0.00	0.00	0.00

Total distributions	(1.82)	(1.03)	(1.20)	(0.24)	0.00	0.00	0.00	0.00	0.00	0.00

Redemption fees added to paid-in capital	0.00	0.00	0.00	0.00	0.00	0.00	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]

Net asset value, end of period	$15.34	$17.12	$18.61	$19.26	$15.61	$12.83	$12.76	$10.61	$9.90	$13.01

Total return	(0.71)%[8]	(2.70)%	2.87%[5]	25.39%	21.67%	0.55%	20.26%	7.17%	(23.90)%	29.45%[3]

Ratios/Supplemental data:
Net assets (in millions), end of period	$211.8	$232.2	$331.2	$359.9	$332.4	$240.4	$214.4	$142.7	$154.4	$198.0

Ratio of operating expenses to average net assets	1.41%[7,9]	1.38%[7]	1.35%	1.37%	1.39%	1.41%	1.44%	1.50%	1.42%	1.43%
Less: Reimbursement of expenses by Adviser and/or offsets	0.00%[9]	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%[4]	0.00%[4]	(0.01)%

Ratio of net operating expenses to average net assets	1.41%[9]	1.38%	1.35%	1.37%	1.39%	1.41%	1.44%	1.50%	1.42%	1.42%

Ratio of net investment loss to average net assets	(0.51)%[9]	(1.10)%	(1.24)%	(1.02)%	(1.16)%	(1.11)%	(1.08)%	(1.00)%	(0.79)%	(0.61)%

Portfolio turnover rate	16.62%[8]	41.87%	63.40%	70.44%	88.56%	65.43%	76.44%	68.09%	61.44%	46.20%

INSTITUTIONAL SHARES
	Six Months Ended March 31,	Year Ended September 30,

	2016	2015	2014	2013	2012	2011	2010	2009[6]
Net asset value, beginning of period	$17.45	$18.89	$19.49	$15.75	$12.91	$12.80	$10.62	$8.88

Income (loss) from investment operations:
Net investment loss	(0.02)[1]	(0.16)[1]	(0.19)[1]	(0.13)[1]	(0.13)[1]	(0.12)[1]	(0.10)[1]	(0.02)[1]
Net realized and unrealized gain (loss) on investments	0.07 [10]	(0.25)	0.79	4.11	2.97	0.23	2.28	1.76

Total from investment operations	0.05	(0.41)	0.60	3.98	2.84	0.11	2.18	1.74

Less distributions to shareholders from:
Net investment income	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Net realized gain on investments	(1.82)	(1.03)	(1.20)	(0.24)	0.00	0.00	0.00	0.00

Total distributions	(1.82)	(1.03)	(1.20)	(0.24)	0.00	0.00	0.00	0.00

Redemption fees added to paid-in capital	0.00	0.00	0.00	0.00	0.00	0.00	0.00 [2]	0.00

Net asset value, end of period	$15.68	$17.45	$18.89	$19.49	$15.75	$12.91	$12.80	$10.62

Total return	(0.64)%[8]	(2.38)%	3.10%[5]	25.74%	22.00%	0.86%	20.53%	19.59%[3,8]

Ratios/Supplemental data:
Net assets (in millions), end of period	$56.3	$91.7	$109.4	$101.3	$62.5	$35.5	$25.5	$10.9

Ratio of operating expenses to average net assets	1.13%[7,9]	1.10%[7]	1.08%	1.11%	1.13%	1.14%	1.18%	1.37%[9]
Less: Reimbursement of expenses by Adviser and/or offsets	0.00%[9]	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	(0.12)%[9]

Ratio of net operating expenses to average net assets	1.13%[9]	1.10%	1.08%	1.11%	1.13%	1.14%	1.18%	1.25%[9]

Ratio of net investment loss to average net assets	(0.18)%[9]	(0.84)%	(0.97)%	(0.79)%	(0.90)%	(0.84)%	(0.83)%	(0.74)%[9]

Portfolio turnover rate	16.62%[8]	41.87%	63.40%	70.44%	88.56%	65.43%	76.44%	68.09%

[1]	Based on average shares outstanding.
[2]	Less than $0.01 per share.
[3]	The total returns would have been lower had certain expenses not been reduced during the period shown.
[4]	Benefit of expense reduction rounds to less than 0.01%.
[5]	The Adviser made a voluntary payment to the Fund in the amount of $140,762 to compensate the Fund for a loss incurred due to a trade processing error. The impact of this payment increased the Fund’s total return by 0.03%.
[6]	For the period May 29, 2009 (initial offering of Institutional Shares) to September 30, 2009.
[7]	Interest expense rounds to less than 0.01%.
[8]	Not Annualized.
[9]	Annualized.
[10]	The amount shown for a share outstanding does not correspond with the aggregate realized and unrealized gain (loss) on investments for the period due to the timing of sales and redemptions of fund shares in relation to fluctuating market values of investments of the Fund.

40	See Notes to Financial Statements.

March 31, 2016	Baron Funds

FINANCIAL HIGHLIGHTS (Unaudited) (Continued)

BARON FIFTH AVENUE GROWTH FUND
 Selected data for a share outstanding throughout each period:

RETAIL SHARES	Six Months
	Ended
	March 31,	Year Ended September 30,

	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
Net asset value, beginning of period	$16.91	$16.83	$14.42	$11.83	$8.98	$9.21	$8.60	$10.38	$14.12	$12.22

Income (loss) from investment operations:
Net investment income (loss)	(0.02)[1]	(0.09)[1]	(0.05)[1]	0.02 [1]	(0.03)[1]	(0.06)[1]	(0.03)[1]	0.03 [1]	0.00 [1,2]	(0.01)[1]
Net realized and unrealized gain (loss) on investments	0.68	0.17 [8]	2.46	2.57	2.88	(0.17)	0.66	(1.03)	(2.62)	1.91

Total from investment operations	0.66	0.08	2.41	2.59	2.85	(0.23)	0.63	(1.00)	(2.62)	1.90

Less distributions to shareholders from:
Net investment income	0.00	0.00	0.00	0.00	0.00	0.00	(0.02)	(0.01)	0.00	0.00
Net realized gain on investments	0.00	0.00	0.00	0.00	0.00	0.00	0.00	(0.77)	(1.12)	0.00

Total distributions	0.00	0.00	0.00	0.00	0.00	0.00	(0.02)	(0.78)	(1.12)	0.00

Net asset value, end of period	$17.57	$16.91	$16.83	$14.42	$11.83	$8.98	$9.21	$8.60	$10.38	$14.12

Total return	3.90%[3,6]	0.48%[3]	16.71%[3]	21.89%[3]	31.74%[3]	(2.50)%[3]	7.38%[3]	(7.75)%[3]	(19.96)%[3]	15.55%

Ratios/Supplemental data:
Net assets (in millions), end of period	$72.8	$71.5	$53.2	$47.8	$34.8	$23.4	$29.0	$32.8	$58.2	$110.2

Ratio of operating expenses to average net assets	1.34%[7]	1.32%	1.37%	1.47%	1.55%	1.59%	1.62%	1.69%	1.47%	1.36%
Less: Reimbursement of expenses by Adviser and/or offsets	(0.04)%[7]	(0.02)%	(0.07)%	(0.17)%	(0.25)%	(0.29)%	(0.25)%	(0.29)%	(0.07)%	0.00%[4]

Ratio of net operating expenses to average net assets	1.30%[7]	1.30%	1.30%	1.30%	1.30%	1.30%	1.37%	1.40%	1.40%	1.36%

Ratio of net investment income (loss) to average net assets	(0.25)%[7]	(0.49)%	(0.29)%	0.14%	(0.30)%	(0.55)%	(0.32)%	0.40%	(0.01)%	(0.08)%

Portfolio turnover rate	6.01%[6]	14.54%	16.84%	22.91%	79.07%	75.36%	57.67%	39.61%	39.59%	28.75%

INSTITUTIONAL SHARES	Six Months Ended March 31,	Year Ended September 30,						R6 SHARES		Six Months Ended March 31,

	2016	2015	2014	2013	2012	2011	2010	2009[5]		2016[9]
Net asset value, beginning of period	$17.10	$17.00	$14.53	$11.89	$9.00	$9.21	$8.61	$7.54		$17.03

Income (loss) from investment operations:
Net investment income (loss)	(0.00)[1,2]	(0.04)[1]	(0.01)[1]	0.05 [1]	(0.01)[1]	(0.03)[1]	(0.01)[1]	0.02 [1]		(0.00)[1,2]
Net realized and unrealized gain (loss) on investments	0.69	0.16 [8]	2.48	2.59	2.90	(0.18)	0.66	1.05		0.76

Total from investment operations	0.69	0.12	2.47	2.64	2.89	(0.21)	0.65	1.07		0.76

Less distributions to shareholders from:
Net investment income	0.00	(0.02)	0.00	0.00	0.00	0.00	(0.05)	0.00		0.00
Net realized gain on investments	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00		0.00

Total distributions	0.00	(0.02)	0.00	0.00	0.00	0.00	(0.05)	0.00		0.00

Net asset value, end of period	$17.79	$17.10	$17.00	$14.53	$11.89	$9.00	$9.21	$8.61		$17.79

Total return	4.04%[3,6]	0.72%	17.00%[3]	22.20%[3]	32.11%[3]	(2.28)%[3]	7.59%[3]	14.19%[3,6]		4.46%[3,6]

Ratios/Supplemental data:
Net assets (in millions), end of period	$82.2	$74.7	$56.0	$33.8	$18.9	$10.2	$10.4	$9.5		$0.0 [11]

Ratio of operating expenses to average net assets	1.06%[7]	1.04%	1.08%	1.18%	1.26%	1.31%	1.35%	1.61%[7]		1.08%[7]
Less: Reimbursement of expenses by Adviser and/or offsets	(0.01)%[7]	0.00%	(0.03)%	(0.13)%	(0.21)%	(0.26)%	(0.24)%	(0.46)%[7]		(0.04)%[7]

Ratio of net operating expenses to average net assets	1.05%[7]	1.04%	1.05%	1.05%	1.05%	1.05%	1.11%	1.15%[7]		1.04%[7]

Ratio of net investment income (loss) to average net assets	(0.00)[7,10]	(0.23)%	(0.08)%	0.36%	(0.05)%	(0.30)%	(0.07)%	0.58%[7]		(0.16)[7]

Portfolio turnover rate	6.01%[6]	14.54%	16.84%	22.91%	79.07%	75.36%	57.67%	39.61%		6.01%[6]

[1]	Based on average shares outstanding.
[2]	Less than $0.01 per share.
[3]	The total returns would have been lower had certain expenses not been reduced during the period shown.
[4]	Benefit of expense reduction rounds to less than 0.01%.
[5]	For the period May 29, 2009 (initial offering of Institutional Shares) to September 30, 2009.
[6]	Not Annualized.
[7]	Annualized.
[8]	The amount shown for a share outstanding does not correspond with the aggregate realized and unrealized gain (loss) on investments for the period due to the timing of sales and redemptions of Fund shares in relation to fluctuating market values of investments of the Fund.
[9]	For the period January 29, 2016 (initial offering of R6 Shares) to March 31, 2016.
[10]	Less than 0.01% per share.
[11]	Less than $0.05 net assets (in millions).

See Notes to Financial Statements.	41

Baron Funds	March 31, 2016

FINANCIAL HIGHLIGHTS (Unaudited) (Continued)

BARON DISCOVERY FUND
Selected data for a share outstanding throughout each period:

RETAIL SHARES
	Six Months Ended March 31,	Year Ended September 30,

	2016	2015	2014
Net asset value, beginning of period	$11.13	$11.68	$10.00

Income (loss) from investment operations:
Net investment loss	(0.04)[1]	(0.13)[1]	(0.10)[1]
Net realized and unrealized gain (loss) on investments	(0.28)	(0.42)	1.78 [2]

Total from investment operations	(0.32)	(0.55)	1.68

Less distributions to shareholders from:
Net investment income	0.00	0.00	0.00
Net realized gain on investments	0.00	0.00	0.00

Total distributions	0.00	0.00	0.00

Net asset value, end of period	$10.81	$11.13	$11.68

Total return	(2.88)%[3,5]	(4.71)%[3,4]	16.80%[3]

Ratios/Supplemental data:
Net assets (in millions), end of period	$15.0	$19.9	$16.6

Ratio of operating expenses to average net assets	1.80%[6]	1.57%	2.16%
Less: Reimbursement of expenses by Adviser and/or offsets	(0.45)%[6]	(0.22)%	(0.81)%

Ratio of net operating expenses to average net assets	1.35%[6]	1.35%	1.35%

Ratio of net investment loss to average net assets	(0.73)%[6]	(0.97)%	(0.85)%

Portfolio turnover rate	35.51%[5]	114.82%	109.40%

INSTITUTIONAL SHARES
	Six Months Ended March 31,	Year Ended September 30,

	2016	2015	2014
Net asset value, beginning of period	$11.19	$11.71	$10.00

Income (loss) from investment operations:
Net investment loss	(0.02)[1]	(0.10)[1]	(0.08)[1]
Net realized and unrealized gain (loss) on investments	(0.30)	(0.42)	1.79 [2]

Total from investment operations	(0.32)	(0.52)	1.71

Less distributions to shareholders from:
Net investment income	0.00	0.00	0.00
Net realized gain on investments	0.00	0.00	0.00

Total distributions	0.00	0.00	0.00

Net asset value, end of period	$10.87	$11.19	$11.71

Total return	(2.86)%[3,5]	(4.44)%[3,4]	17.10%[3]

Ratios/Supplemental data:
Net assets (in millions), end of period	$14.1	$53.9	$48.7

Ratio of operating expenses to average net assets	1.39%[6]	1.25%	1.91%
Less: Reimbursement of expenses by Adviser and/or offsets	(0.29)%[6]	(0.15)%	(0.81)%

Ratio of net operating expenses to average net assets	1.10%[6]	1.10%	1.10%

Ratio of net investment loss to average net assets	(0.41)%[6]	(0.72)%	(0.64)%

Portfolio turnover rate	35.51%[5]	114.82%	109.40%

[1]	Based on average shares outstanding.
[2]
The amount shown for a share outstanding does not correspond with the aggregate realized and unrealized gain (loss) on investments for the period due to the timing of sales and redemptions of fund shares in relation to fluctuating market values of investments of the Fund.

[3]	The total returns would have been lower had certain expenses not been reduced during the period shown.
[4]
The Adviser made a voluntary payment to the Fund in the amount of $1,000 to compensate the Fund for a loss incurred due to a trade processing error. The impact of this payment increased the Fund’s total return by less than 0.01%.

[5]	Not Annualized.
[6]	Annualized.

42	See Notes to Financial Statements.

March 31, 2016	Baron Funds

FUND EXPENSES (Unaudited)

As a shareholder of the Funds, you may incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include advisory fees, distribution and service (12b-1) fees and other Fund expenses. Due to the payment of Rule 12b-1 fees, long-term shareholders may indirectly pay more than the maximum permitted front-end sales charge. The information on this page is intended to help you understand your ongoing costs of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The information in the following table is based on an investment of $1,000 invested on October 1, 2015 and held for the six months ended March 31, 2016.

ACTUAL EXPENSES

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading titled “Expenses Paid During the Period”.

BASED ON ACTUAL TOTAL RETURN FOR THE SIX MONTHS ENDED MARCH 31, 20161

	Actual	Beginning	Ending		Annualized	Expenses
	Total	Account Value	Account Value		Expense	Paid During
	Return	October 1, 2015	March 31, 2016		Ratio	the Period[2]

Baron Asset Fund- Retail Shares	2.97%	$1,000.00	$1,029.70		1.32%	$6.70
Baron Asset Fund- Institutional Shares	3.11%	$1,000.00	$1,031.10		1.05%	$5.33
Baron Asset Fund- R6 Shares[5]	7.08%	$1,000.00	$1,070.80		1.05%	$1.78
Baron Growth Fund- Retail Shares	1.59%	$1,000.00	$1,015.90		1.31%	$6.60
Baron Growth Fund- Institutional Shares	1.71%	$1,000.00	$1,017.10		1.05%	$5.29
Baron Growth Fund- R6 Shares[5]	7.50%	$1,000.00	$1,075.00		1.05%	$1.79
Baron Small Cap Fund- Retail Shares	1.08%	$1,000.00	$1,010.80		1.32%	$6.64
Baron Small Cap Fund- Institutional Shares	1.23%	$1,000.00	$1,012.30		1.07%	$5.38
Baron Small Cap Fund- R6 Shares[5]	7.37%	$1,000.00	$1,073.70		1.08%	$1.84
Baron Opportunity Fund- Retail Shares	(0.71)%	$1,000.00	$ 992.90		1.41%	$7.02
Baron Opportunity Fund- Institutional Shares	(0.64)%	$1,000.00	$ 993.60		1.13%	$5.63
Baron Fifth Avenue Growth Fund- Retail Shares	3.90%	$1,000.00	$1,039.00	[3]	1.30%[4]	$6.63
Baron Fifth Avenue Growth Fund- Institutional Shares	4.04%	$1,000.00	$1,040.40	[3]	1.05%[4]	$5.36
Baron Fifth Avenue Growth Fund- R6 Shares[5]	4.46%	$1,000.00	$1,044.60	[3]	1.04%[4]	$1.74
Baron Discovery Fund- Retail Shares	(2.88)%	$1,000.00	$ 971.20	[3]	1.35%[4]	$6.65
Baron Discovery Fund- Institutional Shares	(2.86)%	$1,000.00	$ 971.40	[3]	1.10%[4]	$5.42

[1]	Assumes reinvestment of all dividends and capital gain distributions, if any.
[2]
Expenses are equal to each Share Class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

[3]	Ending account value assumes the return earned after waiver and would have been lower if a portion of the expenses had not been waived.
[4]	Annualized expense ratios are adjusted to reflect fee waiver.
[5]	For the period January 29, 2016 (Commencement of Operations) to March 31, 2016.

Baron Funds	March 31, 2016

FUND EXPENSES (Unaudited) (Continued)

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account values and expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Funds and other funds. To do so, compare the 5% hypothetical example relating to the Funds with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table below are meant to highlight your ongoing costs and do not reflect any transactional costs, such as redemption fees, if any. Therefore, the table is useful in comparing ongoing costs only and will not help you determine your relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

BASED ON HYPOTHETICAL TOTAL RETURN FOR THE SIX MONTHS ENDED MARCH 31, 2016

	Hypothetical	Beginning	Ending		Annualized	Expenses
	Annualized	Account Value	Account Value		Expense	Paid During
	Total Return	October 1, 2015	March 31, 2016		Ratio	the Period[1]

Baron Asset Fund- Retail Shares	5.00%	$1,000.00	$1,018.40		1.32%	$6.66
Baron Asset Fund- Institutional Shares	5.00%	$1,000.00	$1,019.75		1.05%	$5.30
Baron Asset Fund- R6 Shares[4]	5.00%	$1,000.00	$1,006.48		1.05%	$1.73
Baron Growth Fund- Retail Shares	5.00%	$1,000.00	$1,018.45		1.31%	$6.61
Baron Growth Fund- Institutional Shares	5.00%	$1,000.00	$1,019.75		1.05%	$5.30
Baron Growth Fund- R6 Shares[4]	5.00%	$1,000.00	$1,006.48		1.05%	$1.73
Baron Small Cap Fund- Retail Shares	5.00%	$1,000.00	$1,018.40		1.32%	$6.66
Baron Small Cap Fund- Institutional Shares	5.00%	$1,000.00	$1,019.65		1.07%	$5.40
Baron Small Cap Fund- R6 Shares[4]	5.00%	$1,000.00	$1,006.43		1.08%	$1.78
Baron Opportunity Fund- Retail Shares	5.00%	$1,000.00	$1,017.95		1.41%	$7.11
Baron Opportunity Fund- Institutional Shares	5.00%	$1,000.00	$1,019.35		1.13%	$5.70
Baron Fifth Avenue Growth Fund- Retail Shares	5.00%	$1,000.00	$1,018.50	[2]	1.30%[3]	$6.56
Baron Fifth Avenue Growth Fund- Institutional Shares	5.00%	$1,000.00	$1,019.75	[2]	1.05%[3]	$5.30
Baron Fifth Avenue Growth Fund- R6 Shares[4]	5.00%	$1,000.00	$1,006.49	[2]	1.04%[3]	$1.71
Baron Discovery Fund- Retail Shares	5.00%	$1,000.00	$1,018.25	[2]	1.35%[3]	$6.81
Baron Discovery Fund- Institutional Shares	5.00%	$1,000.00	$1,019.50	[2]	1.10%[3]	$5.55

______________________
[1]
Expenses are equal to each Share Class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

[2]	Ending account value assumes the return earned after waiver and would have been lower if a portion of the expenses had not been waived.
[3]	Annualized expense ratios are adjusted to reflect fee waiver.
[4]	For the period January 29, 2016 (Commencement of Operations) to March 31, 2016.

Notes

Notes

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MARCH 31

Item 2. Code of Ethics.
Not applicable.

Item 3. Audit Committee Financial Expert.
Not applicable.

Item 4. Principal Accountant Fees and Services.
Not applicable.

Item 5. Audit Committee of Listed Registrants.
Not applicable.

Item 6. Schedule of Investments.
Included herein under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.
Not applicable.

Item 11. Controls and Procedures.

(a) The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a)(2) Certification of each of the principal executive officers and principal financial officers of the Registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as a part of EX-99.CERT.

(b) Certification of each of the principal executive officers and principal financial officers of the Registrant as required by Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto as a part of EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BARON INVESTMENT FUNDS TRUST

By:
Ronald Baron
Chief Executive Officer

Date: June 2, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:
Ronald Baron
Chief Executive Officer

Date: June 2, 2016

By:
Peggy Wong
Treasurer and Chief Financial Officer

Date: June 2, 2016